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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           The Men's Wearhouse, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A
CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           THE MEN'S WEARHOUSE, INC.
                              5803 GLENMONT DRIVE
                           HOUSTON, TEXAS 77081-1701

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 2004

     Notice is hereby given that the Annual Meeting of the Shareholders of The Men's Wearhouse, Inc., a Texas corporation (the "Company"), will be held at 2:00 p.m., central daylight time, on Wednesday, June 30, 2004, at The Westin Galleria, 5060 W. Alabama, Houston, Texas, for the following purposes:

          (1) To elect eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

          (2) To consider and act upon a proposal to adopt the Company's 2004 Long-Term Incentive Plan;

          (3) To consider and act upon a proposal to amend and restate the Company's 1996 Long-Term Incentive Plan (formerly known as the 1996 Stock Option Plan) to add stock appreciation rights, restricted stock and performance based awards to the possible awards which may be granted pursuant to such plan;

          (4) To consider and act upon a proposal to amend and restate the Company's 1992 Non-Employee Director Stock Option Plan to add stock appreciation rights and restricted stock to the possible awards which may be granted pursuant to such plan;

          (5) To consider and act upon a proposal regarding a code of conduct based on the United Nation's International Labor Organization's Standards for Workers Rights;

          (6) To consider and act upon a proposal regarding the adoption of a policy of nominating independent directors who, if elected by the shareholders, would constitute two-thirds of the Board of Directors of the Company; and

          (7) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The holders of record of the Company's common stock, $.01 par value, at the close of business on May 12, 2004, will be entitled to vote at the meeting and any adjournment(s) thereof.

                                          By Order of the Board of Directors

                                          -s- Michael W. Conlon

                                          Michael W. Conlon
                                          Secretary

May 28, 2004

                                   IMPORTANT

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. IF YOU ATTEND THE MEETING YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                           THE MEN'S WEARHOUSE, INC.

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 2004

     This proxy statement is furnished to the shareholders of The Men's Wearhouse, Inc. (the "Company"), whose principal executive offices are located at 5803 Glenmont Drive, Houston, Texas 77081-1701, and at 40650 Encyclopedia Circle, Fremont, California 94538-2453, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders to be held at 2:00 p.m., central daylight time, on Wednesday, June 30, 2004, at The Westin Galleria, 5060 W. Alabama, Houston, Texas, or any adjournment(s) thereof (the "Annual Meeting").

     Proxies in the form enclosed, properly executed by shareholders and received in time for the meeting, will be voted as specified therein. If a shareholder does not specify otherwise, the shares represented by his or her proxy will be voted "FOR" the nominees for director listed therein, "FOR" the proposal to adopt the Company's 2004 Long-Term Incentive Plan, "FOR" the proposal to amend and restate the Company's 1996 Long-Term Incentive Plan (formerly known as the 1996 Stock Option Plan) to add stock appreciation rights, restricted stock and performance based awards to the possible awards which may be granted pursuant to such plan, "FOR" the proposal to amend and restate the Company's 1992 Non-Employee Director Stock Option Plan to add stock appreciation rights and restricted stock to the possible awards which may be granted pursuant to such plan, "AGAINST" the proposal regarding a code of conduct based on the United Nation's International Labor Organization's Standards for Workers Rights and "AGAINST" the proposal regarding the adoption of a policy of nominating independent directors who, if elected by the shareholders, would constitute two-thirds of the board of directors of the Company. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to the Company at or prior to the meeting.

     This Proxy Statement is being mailed on or about May 28, 2004, to the holders of record of Common Stock on May 12, 2004 (the "Record Date"). At the close of business on the Record Date, there were outstanding and entitled to vote 36,149,078 shares of the Company's common stock, $.01 par value (the "Common Stock"), and only the holders of record on such date shall be entitled to vote at the Annual Meeting. Such holders will be entitled to one vote per share on each matter presented at the Annual Meeting.

     The enclosed form of proxy provides a means for shareholders to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. The withholding of authority by a shareholder will reduce the number of votes received by, but otherwise will have no effect on the results of the election of, those directors for whom authority to vote is withheld because the Company's bylaws provide that directors are elected by a plurality of the votes cast.

     The holders of a majority of the total shares of Common Stock issued and outstanding on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions are counted toward the calculation of a quorum, but are not treated as either a vote for or against a proposal. An abstention has the same effect as a vote against a proposal or, in the case of the election of directors, as shares to which voting power has been withheld. Under Texas law, any unvoted position in a brokerage account with respect to any matter will be considered as not voted and will not be counted toward fulfillment of quorum requirements as to that matter. The shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve (i) the proposal to adopt the Company's 2004 Long-Term Incentive Plan,
(ii) the proposal to amend and restate the Company's 1996 Long-Term Incentive Plan (formerly known as the 1996 Stock Option Plan) to add stock appreciation rights, restricted stock and performance based awards to the possible awards which may be granted pursuant to such plan, (iii) the proposal to amend and restate the Company's 1992 Non-Employee Director Stock Option Plan to add stock appreciation rights and restricted stock to the possible awards which may be granted pursuant to such plan, (iv) the proposal regarding a code of conduct based on the United Nation's International Labor Organization's Standards for Workers Rights and (v) the proposal regarding the adoption of a policy of nominating independent directors who, if elected by the shareholders, would constitute two-thirds of the board of directors of the Company.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, eight directors constituting the entire Board of Directors are to be elected. All directors of the Company hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified or their earlier resignation or removal.

     The following persons have been nominated to fill the eight positions to be elected by the shareholders. It is the intention of the persons named in the enclosed proxy to vote the proxies for the election of the nominees named below, unless otherwise specified. Management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Nominating and Corporate Governance Committee.

                                                                                            DIRECTOR
NAME                             AGE               POSITION WITH THE COMPANY                 SINCE
----                             ---               -------------------------                --------
George Zimmer.................   55    Chairman of the Board and Chief Executive Officer      1974
David H. Edwab................   49    Vice Chairman of the Board                             1991
Rinaldo S. Brutoco............   57    Director                                               1992
Michael L. Ray, Ph.D. ........   65    Director                                               1992
Sheldon I. Stein..............   50    Director                                               1995
Kathleen Mason................   54    Director                                               2001
Deepak Chopra, M.D. ..........   58    Nominee for Director
William B. Sechrest...........   62    Nominee for Director

     George Zimmer co-founded The Men's Wearhouse as a partnership in 1973 and has served as Chairman of the Board of the Company since its incorporation in 1974. George Zimmer served as President from 1974 until February 1997 and has served as Chief Executive Officer of the Company since 1991.

     David H. Edwab joined the Company in February 1991 and was elected Senior Vice President, Treasurer and Chief Financial Officer of the Company. In February 1993, he was elected Chief Operating Officer of the Company. In February 1997, Mr. Edwab was elected President of the Company. He was elected a director of the Company in 1991. In November 2000, Mr. Edwab joined Bear, Stearns & Co. Inc. ("Bear Stearns") as a Senior Managing Director and Head of the Retail Group in the Investment Banking Department of Bear Stearns. Accordingly, Mr. Edwab resigned as President of the Company and was then named Vice Chairman of the Board. In February 2002, Mr. Edwab re-joined the Company full-time and continues to serve as Vice Chairman of the Board. Mr. Edwab is also a director of Aeropostale, Inc.

     Rinaldo S. Brutoco is and has been since January 2000, President and Chief Executive Officer of ShangriLa Consulting, Inc. Prior to that Mr. Brutoco was President and Chief Executive Officer of Dorason Corporation for more than five years. ShangriLa Consulting, Inc. is affiliated with the ShangriLa Group, a privately held consulting and merchant banking concern.

     Michael L. Ray, Ph.D. has been on the faculty at Stanford University since 1967 and is currently the John G. McCoy -- Banc One Corporation Professor of Creativity and Innovation and of Marketing Emeritus at Stanford University's Graduate School of Business. Professor Ray is a social psychologist with training and extensive experience in advertising and marketing management and has served as a private consultant to numerous companies since 1967.

     Sheldon I. Stein is a Senior Managing Director of Bear Stearns and runs the Southwest Investment Banking Group. Mr. Stein joined Bear Stearns in August 1986. He is also a director of Home Interiors & Gifts, Inc.

     Kathleen Mason has been the President, Chief Executive Officer and a director of Tuesday Morning Corporation, a retailer of first quality, deep discount and closeout home furnishings and gifts, since July 2000. From December 1999 to July 2000, Ms. Mason was a freelance retailing consultant. From June 1999 to November 1999, she was President and Chief Merchandising Officer of Filene's Basement, Inc. From January

1997 to June 1999 she was President of the HomeGoods Division of The TJX Companies, Inc., an apparel and home fashion retailer. Ms. Mason is also a director of Genesco, Inc.

     Deepak Chopra, M.D. is Director of Educational Programs, CEO and founder of The Chopra Center for Well Being, which was established by Dr. Chopra in 1995 and offers training programs in mind-body medicine. Dr. Chopra is the author of more than 35 books and more than 100 audio, video and CD-ROM titles. Dr. Chopra is a fellow of the American College of Physicians and a member of the American Association of Clinical Endocrinologists.

     William B. Sechrest is a founder and has been for more than five years a shareholder of Winstead Sechrest & Minick P.C., a law firm with offices in Dallas/Ft. Worth, Austin, Houston, San Antonio and The Woodlands, Texas, Mexico City, Mexico and Washington, D.C. Currently Mr. Sechrest is on the board of directors of The Real Estate Council and the World Business Academy. Mr. Sechrest is a member of the American College of Real Estate Lawyers.

                               BOARD OF DIRECTORS

     The business and affairs of the Company is managed under the direction of the Board of Directors to enhance the long-term value of the Company for its shareholders. In exercising its authority to direct, the Board recognizes that the long-term interests of its shareholders are best advanced by appropriate consideration of other stakeholders and interested parties including employees and their families, customers, suppliers, communities and society as a whole. To assist the Board in fulfilling its responsibilities, it has adopted certain Corporate Governance Guidelines (the "Guidelines"), a copy of which is attached to this proxy statement as Appendix A. As set forth in the Guidelines, the Board of Directors of the Company will schedule regular executive sessions where non-management directors meet without management participation. The Chairman of the Nominating and Corporate Governance Committee shall be the presiding director for each executive session.

DIRECTOR QUALIFICATIONS

     As set forth in the Guidelines, a majority of the members of the Board of Directors must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, and the rules promulgated thereunder, and the applicable rules of the New York Stock Exchange. The Nominating and Corporate Governance Committee of the Board may establish from time to time additional qualifications for directors, taking into account the composition and expertise of the entire Board. A director shall not serve on more than four boards of directors of publicly-held companies (including that of the Company) unless the full Board determines that such service does not impair the director's performance of his or her duties to the Company. A person shall not stand for election upon reaching the age of 75. Directors are expected to report changes in their business or professional affiliations or responsibilities, including retirement, to the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee and will be expected to offer to resign if the Nominating and Corporate Governance Committee concludes that the director no longer meets the Company's requirements for service on the Board of Directors. The Board believes that directors should be shareholders and have a financial stake in the Company and, therefore, the Board has recommended that directors develop an ownership position in the Company equal to at least $50,000 by fiscal year end 2006 or within three years of becoming a director whichever is later.

IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTORS

     The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

SOURCES FOR NEW NOMINEES

     With regard to the two new nominees approved by the Nominating and Corporate Governance Committee for inclusion in the list of nominees to be elected at the Annual Meeting, Messrs. Chopra and Sechrest were initially recommended by the Chief Executive Officer and a non-management director, respectively.

BOARD OF DIRECTORS INDEPENDENCE

     The Board of Directors has affirmatively determined that all members of the Board, with the exception of Messrs. Zimmer and Edwab, are independent and have no current material relationship with the Company, except as a director. In making such determination, the Board of Directors considered the fact that Mr. Stein is a Senior Managing Director of Bear Stearns and Bear Stearns recently assisted the Company in a Rule 144A private placement, but determined that such transaction did not impair Mr. Stein's independence as to the Company. In addition, the Company believes that, if elected, Messrs. Chopra and Sechrest will be independent and have no material relationship with the Company other than as a director.

ATTENDANCE AT THE ANNUAL MEETING OF SHAREHOLDERS

     The Company's Board of Directors holds a regular meeting in conjunction with the Annual Meeting of Shareholders. Therefore, the directors are encouraged to and generally attend the Company's Annual Meeting of Shareholders. Five directors attended the 2003 Annual Meeting of Shareholders.

COMMUNICATIONS WITH THE BOARD

     Any shareholder or other interested party wishing to send written communications to any one or more of the Company's Board of Directors may do so by sending them in care of Investor Relations at 5803 Glenmont Drive, Houston, Texas 77081-1701. All such communications will be forwarded to the intended recipient(s).

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     During the fiscal year ended January 31, 2004, the Board of Directors held four meetings.

     The Board of Directors has an Audit Committee that operates under a written charter adopted by the Board of Directors and is comprised of Messrs. Stein (Chairman) and Ray and Ms. Mason. The Board has affirmatively determined that all members of the Audit Committee are independent in accordance with the New York Stock Exchange Listing Standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934. In addition, the Board has determined that each of the members of the Audit Committee is financially literate and that Mr. Stein and Ms. Mason are "audit committee financial experts," as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. It is the duty of the Audit Committee to review the Company's financial information, accounting policies and internal controls, review with the Company's independent public accountants the plan, scope and results of the annual audit of the Company's financial statements, review and discuss the Company's annual and quarterly financial statements with management and the Company's independent public accountants, and to select the Company's independent public accountants and approve in advance all audit and non-audit engagements of such independent public accounts. The Audit Committee's responsibilities to the Board of Directors are further detailed in the Charter of the Audit Committee, which is attached to this proxy statement as Appendix B. During the fiscal year ended January 31, 2004, the Audit Committee held five meetings. The Audit Committee's report appears below.

     The Company has a Compensation Committee comprised of Ms. Mason (Chair) and Messrs. Brutoco and Stein, each of whom is independent in accordance with the New York Stock Exchange Listing Standards. It is the duty of the Compensation Committee to review and approve the Company's overall compensation policy and consider and approve, on behalf of the Board of Directors, the compensation of the executive officers of the Company, including the chief executive officer, and the implementation of any compensation program for the benefit of any executive officer of the Company. The Compensation Committee's responsibilities to the Board of Directors are further detailed in the Charter of the Compensation Committee, which is available on the Company's website, at www.menswearhouse.com, under Investor Relations. During the fiscal year ended January 31, 2004, the Compensation Committee held no meetings, though the matters to be discussed by the Compensation Committee were addressed by the members of the Compensation Committee at the annual meeting of the Board of Directors.

     In October 2002, the Board of Directors established a Nominating and Corporate Governance Committee comprised of Messrs. Ray (Chairman) and Brutoco and Ms. Mason, each of whom is independent in accordance with the New York Stock Exchange Listing Standards. It is the duty of the Nominating and Corporate Governance Committee to develop and recommend to the Board of Directors a set of corporate governance principles for the Company, study and review with management the overall effectiveness of the organization of the Board of Directors and the conduct of its business and report and make recommendations to the Board of Directors as appropriate, and consider candidates to be elected directors and recommend to the Board of Directors the nominees for directors. The Nominating and Corporate Governance Committee's responsibilities to the Board of Directors are further detailed in the Charter of the Nominating and Corporate Governance Committee, which is available on the Company's website, at www.menswearhouse.com, under Investor Relations. The Nominating and Corporate Governance Committee normally does not consider unsolicited director nominees put forth by shareholders because the need for a new director generally only occurs on limited occasions when a director position becomes open as a result of a decision to increase the size of the Board or if a director retires or resigns. If and when such an event might occur, the Board of Directors feels that it is in the best interest of the Company to focus the Company's resources on evaluating candidates at the appropriate time and who come to the Company through reputation or a relationship which initially validates the reasonableness of the person as a candidate or through professional search processes that do the same. During the fiscal year ended January 31, 2004, the Nominating and Corporate Governance Committee held no meetings. The Nominating and Corporate Governance Committee met in March of 2004 and again in April 2004 to approve the final nominees for election at the Annual Meeting.

     During the fiscal year ended January 31, 2004, no director attended fewer than 75% of all of the meetings of the Board of Directors and of any committee of which such director was a member.

AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year 2003, the Audit Committee had five meetings, and the Audit Committee chair, as representative of the Audit Committee, communicated with the financial management and independent auditors regarding the interim financial information contained in each quarterly earnings announcement prior to public release.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plan, audit scope, and identification of audit risks.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without manage-ment present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended January 31, 2004, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended January 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also approved the reappointment of the independent auditors.

                                            AUDIT COMMITTEE

                                            Sheldon I. Stein, Chairman
                                            Michael L. Ray, Ph.D.
                                            Kathleen Mason

   PROPOSAL TO ADOPT THE MEN'S WEARHOUSE, INC. 2004 LONG-TERM INCENTIVE PLAN

     On March 29, 2004, the Board adopted The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan (the "2004 Plan") and reserved 600,000 shares of Common Stock for issuance thereunder, subject to shareholder approval. The 2004 Plan permits the grant of options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, deferred stock units, performance stock awards, performance units, other stock-based awards and cash-based awards.

     At the Annual Meeting, shareholders are being asked to approve the 2004 Plan and the reservation of shares thereunder.

SUMMARY OF THE 2004 PLAN

     The full text of the 2004 Plan is set forth as Appendix C hereto, and you are urged to refer to it for a complete description of the proposed 2004 Plan. The summary of the principal features of the 2004 Plan which follows is qualified entirely by such reference.

     Purpose. The 2004 Plan is intended to reward certain corporate officers and other employees of the Company and its affiliates by enabling them to acquire shares of Common Stock and to receive other compensation based on the increase in value of the Common Stock or certain other performance measures. The 2004 Plan is also intended to advance the best interests of the Company and its shareholders by providing those persons who have substantial responsibility for the management and growth of the Company and its subsidiaries with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the Company and its subsidiaries.

     Term. If approved by the shareholders, the 2004 Plan will be effective as of March 29, 2004 and will terminate on March 29, 2014, unless sooner terminated by the Board.

     Administration. The Compensation Committee (or a subcommittee comprised of at least two of its members) or, in the absence thereof, the Board shall administer the 2004 Plan (the "Plan Committee"). In administering the 2004 Plan, the Plan Committee shall have the full power to:

     - determine the persons to whom and the time or times at which awards will be made;

     - determine the number and exercise price of shares of Common Stock covered in each award, subject to the terms and provisions of the 2004 Plan;

     - determine the terms, provisions and conditions of each award, which need not be identical and need not match the default terms set forth in the 2004 Plan;

     - accelerate the time at which any outstanding award will vest;

     - prescribe, amend and rescind rules and regulations relating to administration of the 2004 Plan; and

     - make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the 2004 Plan.

     All determinations and decisions made by the Plan Committee pursuant to the provisions of the 2004 Plan and all related orders and resolutions of the Plan Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, holders and the estates and beneficiaries of employees and holders.

     Eligibility. Employees who have substantial responsibility for or involvement with the management and growth of the Company or its subsidiaries will be eligible to receive awards under the 2004 Plan. However, an incentive stock option may be awarded only to an employee who is employed by the Company or one of its subsidiary corporations and characterized by the Plan Committee as a key employee on the date of the grant of the option.

     Maximum Shares Available. The maximum amount of Common Stock which may be issued under the 2004 Plan may not exceed 600,000 shares, in the aggregate, provided that shares which may be granted as restricted stock or performance stock awards are limited to 300,000 in each case. The maximum number of shares of Common Stock with respect to each of incentive stock options, nonqualified stock options and stock appreciation rights which may be granted to an employee during a fiscal year is 200,000. The maximum number of shares of Common Stock with respect to each of restricted stock awards, performance stock awards, performance unit awards and other stock-based awards which may be granted to an employee during a fiscal year is 150,000 or the fair market value of 150,000 shares of Common Stock, determined as of the date of the grant, with respect to deferred stock unit awards. The maximum aggregate amount with respect to which cash-based awards and performance unit awards may be awarded or credited to an employee during a fiscal year may not exceed in value $3,000,000 determined as of the date of the grant. Such limitations are subject to adjustment in accordance with the 2004 Plan.

     If any outstanding award expires or terminates for any reason, is settled in cash in lieu of shares of Common Stock or any award is surrendered, the shares of Common Stock allocable to the unexercised portion of that award may again be subject to an award granted under the 2004 Plan. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares of Common Stock will not count against the aggregate number of shares of Common Stock with respect to which awards may be granted under the 2004 Plan. If a stock appreciation right is exercised, only the number of shares of Common Stock actually issued shall be charged against the maximum number of shares of Common Stock that may be delivered pursuant to awards under the 2004 Plan.

     Options. The Plan Committee may grant options under the 2004 Plan to eligible persons in such number and upon such terms as the Plan Committee may determine, subject to the terms and provisions of the 2004 Plan. The Plan Committee may award incentive stock options intended to satisfy the requirements of section 422 of the Internal Revenue Code or nonqualified stock options which are not intended to satisfy the requirements of section 422 of the Internal Revenue Code.

     The price at which shares of Common Stock may be purchased under an option shall be determined by the Plan Committee, but such price may not be less than 100% of the fair market value of the shares on the date the option is granted. No incentive stock option may be granted to any person who, at the time the option is granted, owns shares of outstanding shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the fair market value of the Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

     Unless specified otherwise in an option agreement, an option shall expire on the tenth anniversary of the date the option is granted. An option shall not continue to vest after the termination of the employment relationship between the optionee and the Company and its subsidiaries for any reason other than death or disability of the optionee, unless otherwise specified in an option agreement.

     Subject to certain conditions and exceptions, an option which is or has become exercisable on the date on which an optionee ceases to be an employee of the Company:

     - for any reason other than death, disability or retirement shall terminate on the earlier of the tenth anniversary of the date the option is granted or the date that is one day less than one month after the termination of employment; and

     - due to death, disability or retirement before the tenth anniversary of the date the option is granted shall terminate on the earlier of the tenth anniversary of the date the option is granted or the first anniversary of the date of the optionee's death, disability or retirement.

     The Plan Committee shall specify in the option agreement the time and manner in which each option may be exercised. Unless the Plan Committee specifies otherwise, the option agreement shall set forth the following terms:

     - no option granted under the 2004 Plan may be exercised before the optionee has completed one year of continuous employment with the Company or any of its subsidiaries following the date of grant of the option;

     - the option may be exercised with respect to up to 1/3 of the shares subject to the option beginning on the day after the first anniversary of the date of the grant of the option;

     - the option may be exercised with respect to up to an additional 1/3 of the shares subject to the option on each succeeding anniversary of the date of the grant of the option, so that after the third anniversary of the date of the grant of the option, the option shall be exercisable in full; and

     - to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the option expires on the tenth anniversary of the date of the grant of the option.

The Plan Committee may accelerate the time in which any outstanding option may be exercised. However, in no event shall any option be exercisable on or after the tenth anniversary of the date of the grant of the option.

     Unless otherwise provided in the applicable option agreement, no incentive stock option or nonqualified stock option granted under the 2004 Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All options granted to an optionee under the 2004 Plan shall be exercisable during the lifetime of the optionee only by the optionee, and, with respect to incentive stock options, after that time, by the optionee's heirs or estate.

     To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options first become exercisable by a holder in any calendar year exceeds $100,000, taking into account both shares of Common Stock subject to incentive stock options under the 2004 Plan and Common Stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Plan Committee may designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

     An optionee shall not have any rights as a shareholder with respect to Common Stock covered by an option until the date a stock certificate for such Common Stock is issued by the Company.

     Stock Appreciation Rights. The 2004 Plan authorizes the Plan Committee to issue stock appreciation rights (SAR) to eligible persons in such number and upon such terms and conditions determined by the Plan

Committee. SARs granted under the 2004 Plan may be freestanding SARs, tandem SARs or any combination of these forms of SARs.

     A SAR granted under the 2004 Plan shall confer upon a recipient a right to receive, upon exercise of such SAR, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the SAR, which shall not be less than 100 percent of the fair market value of one share of Common Stock on the date of grant of the SAR and in no event less than par value of one share of Common Stock. Such amount may be paid to the optionee in cash, in Common Stock of equivalent value, in some combination thereof or in any other manner approved by the Plan Committee in its sole discretion.

     The Plan Committee may impose such conditions and/or restrictions on any shares of Common Stock received upon exercise of a SAR granted pursuant to the 2004 Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the holder hold the shares of Common Stock received upon exercise of a SAR for a specified period of time.

     Freestanding SARs may be exercised upon the terms and conditions imposed by the Plan Committee in its sole discretion. Tandem SARs may be exercised for all or part of the shares of Common Stock subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A tandem SAR may be exercised only with respect to the shares of Common Stock for which its related option is then exercisable. With respect to a tandem SAR issued in connection with an incentive stock option, the tandem SAR will expire no later than the expiration of the underlying incentive stock option; the value of the payout with respect to the tandem SAR may be for no more than 100% of the excess of the fair market value of the shares of Common Stock subject to the underlying incentive stock option at the time the tandem SAR is exercised over the option price of the underlying incentive stock option; and the tandem SAR may be exercised only when the fair market value of the shares of Common Stock subject to the incentive stock option exceeds the option price of the incentive stock option. The Plan Committee shall determine the right of each SAR holder to exercise the SAR following the termination of the holder's employment with the Company or its subsidiaries.

     The term of a SAR granted under the 2004 Plan shall be determined by the Plan Committee; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

     Except as otherwise provided in an award agreement, no SAR granted under the 2004 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an award agreement, all SARs granted to a holder under the 2004 Plan shall be exercisable during his or her lifetime only by the holder, and after that time, by the holder's heirs or estate.

     A recipient of a SAR award, as such, shall have no rights as a stockholder.

     Restricted Stock. Under the 2004 Plan, the Plan Committee may award restricted stock to eligible persons selected by the Plan Committee. The amount of, the vesting and the transferability restrictions applicable to any award of restricted stock will be determined by the Plan Committee. During the restriction period, the recipient of the restricted stock will have all the rights of a shareholder with respect to the shares of restricted stock included in the restricted stock award during the restriction period established for the restricted stock award. Dividends paid with respect to restricted stock in cash or property other than shares of Common Stock or rights to acquire shares of Common Stock shall be paid to the recipient of the restricted stock award currently. Dividends paid in shares of Common Stock or rights to acquire shares of Common Stock shall be added to and become a part of the restricted stock.. Also during the restriction period, the certificates representing the restricted stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of the restricted stock, and the enjoyment of the rights appurtenant thereto, are subject to the restrictions, terms and conditions provided by the 2004 Plan. Such certificates will be deposited with the Company and shall be subject to forfeiture in accordance with the 2004 Plan and the restricted stock agreement.

     Deferred Stock Unit Awards. The 2004 Plan authorizes the Plan Committee to grant deferred stock units to eligible persons in such amounts and upon such terms as the Plan Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any deferred stock unit award shall be determined by the Plan Committee. The Plan Committee shall maintain a bookkeeping ledger account which reflects the number of deferred stock units credited under the 2004 Plan for the benefit of a holder.

     A deferred stock unit shall be similar in nature to restricted stock except that no shares of Common Stock are actually transferred to the holder until a later date specified in the applicable award agreement. Each deferred stock unit shall have a value equal to the fair market value of a share of Common Stock.

     Payments pursuant to a deferred stock unit award shall be made (i) at such time as the Plan Committee specifies in the holder's award agreement and (ii) in shares of Common Stock that have an aggregate fair market value equal to the value of the deferred stock units.

     Each recipient of deferred stock units shall have no rights of a shareholder with respect to the holder's deferred stock units. A holder shall have no voting rights with respect to any deferred stock unit awards.

     Performance Awards. Under the 2004 Plan, the Plan Committee may grant performance stock and performance unit awards to eligible persons in such amounts and upon such terms as the Plan Committee shall determine.

     The amount of, the vesting and the transferability restrictions applicable to any performance stock or performance unit award shall be based upon the attainment of such performance goals as the Plan Committee may determine. A performance goal for a particular performance stock or performance unit award must be established by the Plan Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the performance goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A performance goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be based on one or more of the following business criteria: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Prior to the payment of any compensation based on the achievement of performance goals, the Plan Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied.

     Subject to the terms and conditions of the 2004 Plan, each holder of performance stock or a performance unit award shall have all the rights of a shareholder with respect to the shares of stock included in the award during any period in which such shares of Common Stock are subject to forfeiture and restrictions on transfer, including the right to vote and the right to receive dividends. Dividends paid in shares of Common Stock or rights to acquire shares of Common Stock shall be added to and become a part of the performance stock award.

     It is intended that the 2004 Plan will conform with the standards of section 162(m) of the Internal Revenue Code and Treasury Regulations sec. 1.162-27(e)(2)(i). Neither the Plan Committee nor the Board may increase the amount of compensation payable under a performance stock or performance unit award. If the time at which any performance stock or performance unit award will vest is accelerated, the number of shares of Common Stock subject to such award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

     Cash-Based Awards and Other Stock-Based Awards. The Plan Committee may grant cash-based awards under the 2004 Plan to employees in such amounts and upon such terms, including the achievement of specific performance goals, as the Plan Committee shall determine. The 2004 Plan authorizes the Plan

Committee to grant other types of equity-based or equity-related awards not otherwise described by the terms and provision of the 2004 Plan, including the grant or offer for sale of unrestricted shares of Common Stock, in such amounts and subject to such terms and conditions, as the Plan Committee shall determine. Such awards may involve the transfer of actual shares of Common Stock to holders, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     The value of the award shall be specified by the Plan Committee as a payment amount or payment range for cash-based awards and in terms of shares of Common Stock or units based on shares of Common Stock for other stock-based awards. If the Plan Committee establishes performance goals, the number and/or value of cash-based awards or other stock-based awards that will be paid to the holder will depend on the extent to which the performance goals are met.

     The Plan Committee, in its sole discretion, shall determine the extent to which the holder shall have the right to receive cash-based awards and other stock-based awards following termination of the holder's employment with the Company or its subsidiaries. Such provisions need not be uniform among all cash-based awards and other stock-based awards issued pursuant to the 2004 Plan.

     Except as otherwise determined by the Plan Committee, neither cash-based awards nor other stock-based awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A holder's rights under the 2004 Plan, if exercisable, shall be exercisable during his or her lifetime only by such holder, except as otherwise determined by the Plan Committee.

     Substitution Awards. Awards may be granted under the 2004 Plan in substitution for stock options and other awards held by employees of other corporations who are about to become employees of or affiliated with the Company or any of its subsidiaries as a result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of substantially all of the assets of another corporation or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes an affiliate of the Company. The terms and conditions of the substitute awards granted may vary from the terms and conditions set out in the 2004 Plan to the extent the Board, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the options and stock awards in substitution for which they are granted, but with respect to options that are incentive stock options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under section 422 of the Internal Revenue Code.

     Non-Transferability. Except as specified in the applicable award agreements or in domestic relations court orders, awards shall not be transferable by the holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by him or her. In the discretion of the Plan Committee, any attempt to transfer an award other than under the terms of the 2004 Plan and the applicable award agreement may terminate the award.

     Forfeiture. If the Plan Committee finds by a majority vote that a holder, before or after termination of his employment with the Company or any of its subsidiaries (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an affiliate which conduct damaged the Company or an affiliate or (b) disclosed trade secrets of the Company or an affiliate, then as of the date the Plan Committee makes its finding any awards awarded to the holder that has not been exercised by the holder (including all awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Plan Committee with respect to the matter shall be final for all purposes.

     The Plan Committee may specify in an award agreement that a holder's rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the holder's provision of services to the Company or its subsidiaries, violation of material policies of the Company or its subsidiaries, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the holder, or other conduct by the holder that is detrimental to the business or reputation of the Company or its subsidiaries.

     Requirements of Law. The Company shall not be required to sell or issue any shares of Common Stock under any award if issuing those shares of Common Stock would constitute or result in a violation by the holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any option or pursuant to any other award, the Company shall not be required to issue any shares of Common Stock unless the Plan Committee has received evidence satisfactory to it to the effect that the holder will not transfer the shares of Common Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The Company may, but shall in no event be obligated to, register any shares of Common Stock covered by the 2004 Plan pursuant to applicable securities laws of any country or any political subdivision. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an option or any other award, or the issuance of shares of Common Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

     Change in Control. The existence of outstanding awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Common Stock or stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Common Stock then subject to outstanding options or other awards.

     If the Company shall effect a capital readjustment or any increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Common Stock subject to outstanding awards under the 2004 Plan shall be appropriately adjusted as to entitle a holder to receive upon exercise, for the same aggregate cash consideration, the equivalent total number and class or series of Common Stock the holder would have received had the holder exercised in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Common Stock then reserved to be issued under the 2004 Plan shall be adjusted.

     If while unexercised awards remain outstanding under the 2004 Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Internal Revenue Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an award agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Plan Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any award then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company of such Corporate Change, the Plan Committee, acting in its sole and absolute discretion, shall act to effect one or more of the following alternatives, which may vary among individual holders and which may vary among awards held by any individual holder:

          (1) accelerate the time at which some or all of the awards then outstanding may be exercised, after which all such awards that remain unexercised and all rights of holders thereunder shall terminate;

          (2) require the mandatory surrender to the Company by all or selected holders of some or all of the then outstanding awards held by such holders as of a date, before or after such Corporate Change, in which event the Plan Committee shall thereupon cancel such award and the Company shall pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Corporate Change over the exercise prices under such award for such shares;

          (3) with respect to all or selected holders, have some or all of their then outstanding awards assumed or have a new award of a similar nature substituted for some or all of their then outstanding awards under the 2004 Plan by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such holder or which is affiliated or associated with such holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Common Stock subject to the award immediately after the assumption or substitution over the aggregate exercise price of such Common Stock is equal to the excess of the aggregate fair market value of all Common Stock subject to the award immediately before such assumption or substitution over the aggregate exercise price of such Common Stock, and
     (B) the assumed rights or the substituted rights will have the same terms and conditions as the rights under the existing award assumed or substituted for;

          (4) provide that the number and class or series of Common Stock covered by an award shall be adjusted so that such award when exercised shall thereafter cover the number and class or series of Common Stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the holder had been the holder of record of the number of shares of Common Stock then covered by such award; or

          (5) make such adjustments to awards then outstanding as the Plan Committee deems appropriate to reflect such Corporate Change.

     If the Plan Committee chooses to effect alternatives (3), (4) or (5) above, it may, in its sole and absolute discretion and without the consent or approval of any holder, accelerate the time at which some or all awards then outstanding may be exercised. With respect to a reincorporation merger in which holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of the alternatives set forth above shall apply and, without Plan Committee action, each award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the award was exercisable for ordinary shares of stock of the Company. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any award and not otherwise provided for above, any outstanding award and any award agreements evidencing such award shall be subject to adjustment by the Plan Committee in its sole and absolute discretion as to the number and price of Common Stock or other consideration subject to such award. In the event of any such change in the outstanding Common Stock, the aggregate number of shares of Common Stock available under the 2004 Plan may be appropriately adjusted by the Plan Committee.

     After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder shall be entitled to have his restricted stock appropriately adjusted based on the manner in which the shares of Common Stock were adjusted under the terms of the agreement of merger or consolidation.

     Amendment and Termination. The Plan Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2004 Plan and any award agreement in whole or in part. However, no termination, amendment, suspension, or modification of the 2004 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2004 Plan, without the written consent of the holder holding such award. The Plan Committee shall not directly or indirectly lower the option price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the 2004 Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2004 PLAN

     The following is a general description of the federal income tax consequences generally applicable to the Company and a recipient of an incentive stock option, nonqualified stock option, SAR, restricted stock award, deferred stock unit award, performance award or cash-based award and other stock-based award under the 2004 Plan.

     Incentive Stock Options. When the Plan Committee grants an employee an incentive stock option to purchase shares of Common Stock under the 2004 Plan, the employee will not be required to recognize any taxable income as a result of the grant or as a result of the employee's exercise of the incentive stock option; however, the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an incentive stock option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and the Company will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the incentive stock option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

     However, if the employee sells the shares acquired upon exercise of an incentive stock option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, subject to the compensation deduction limitation (described below). The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

     Nonqualified Stock Options. When the Plan Committee grants a nonqualified stock option to purchase shares of Common Stock under the 2004 Plan, the recipient will not be required to recognize any taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the nonqualified stock option. Generally the measure of the income will be equal to the difference between the fair market value on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the nonqualified stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of an option may also be subject to state and local tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a nonqualified stock option.

     Stock Appreciation Rights. The grant of a SAR under the 2004 Plan generally will not be taxable to the recipient, and is not deductible by the Company (or an affiliate corporation), at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. Generally the measure of the income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of the SAR may also be subject to state and local tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

     Restricted Stock Awards. The grant of a restricted stock award under the 2004 Plan generally will not be taxable to the recipient, and is not deductible by the Company (or an affiliate corporation), at the time of grant unless the recipient makes an election under section 83(b) of the Internal Revenue Code. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The Company (or an affiliate corporation) will be entitled to a deduction in the amount and at the time the recipient recognizes income. With respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed), any dividends paid on account of such shares will be treated as compensation income to the recipient and the Company will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and the Company will not be entitled to deductions with respect to the dividends.

     Deferred Stock Unit Awards. The grant of a deferred stock unit award under the 2004 Plan generally will not be taxable to the recipient, and will not be deductible by the Company (or an affiliate corporation) at the time of grant. At the time a deferred stock unit award is settled in shares of Common Stock, the recipient will recognize ordinary income and the Company (or an affiliate corporation) will be entitled to a corresponding deduction. Generally the measure of the income and deduction will be the fair market value of the Common Stock at the time the deferred stock unit is settled.

     Performance Stock and Performance Unit Awards. A recipient of a performance unit award under the 2004 Plan generally will not realize taxable income at the time of grant of the award, and the Company (or an affiliate corporation) will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and, subject to the application of section 162(m) of the Internal Revenue Code, the Company (or an affiliate corporation) will be entitled to a corresponding deduction.

     Performance stock awards granted under the 2004 Plan generally have the same tax consequences as restricted stock awards discussed above.

     Cash-Based Awards and Other Stock-Based Awards. The grant of a cash-based award under the 2004 Plan generally will not be taxable to the recipient, and will not be deductible by the Company (or an affiliate corporation) at the time of grant. At the time a cash-based award is settled in cash, the recipient will recognize ordinary income and the Company (or an affiliate corporation) will be entitled to a corresponding deduction. Generally the measure of the income and deduction will be the amount of cash received by the recipient of the award at the time the cash-based award is settled. Other stock-based awards granted under the 2004 Plan generally have the same tax consequences as deferred stock unit awards.

     Compensation Deduction Limitation. Under section 162(m) of the Internal Revenue Code, the Company's federal income tax deductions for certain compensation paid to designated executives is limited to $1 million per year. These executives include the Company's Chief Executive Officer and the next four highest compensated officers. Section 162(m) of the Internal Revenue Code provides an exception to this deduction for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". The Company believes that nonqualified stock options to purchase shares of Common

Stock and performance based awards granted under the 2004 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Internal Revenue Code.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE MEN'S WEARHOUSE, INC. 2004 LONG-TERM INCENTIVE PLAN

        PROPOSAL TO AMEND AND RESTATE THE 1996 LONG-TERM INCENTIVE PLAN
                 (FORMERLY KNOWN AS THE 1996 STOCK OPTION PLAN)

     On March 29, 2004, the Board approved, subject to shareholder approval, the amendment and restatement of The Men's Wearhouse, Inc. 1996 Long-Term Incentive Plan (formerly known as The Men's Wearhouse, Inc. 1996 Stock Option Plan) (the "1996 Plan"). As amended and restated, the 1996 Plan permits the grant of options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, deferred stock units, performance stock awards, performance units, other stock-based awards and cash-based awards.

     At the Annual Meeting, shareholders are being asked to approve the amendment and restatement of the 1996 Plan.

     The full text of the 1996 Plan is set forth as Appendix D hereto, and you are urged to refer to it for a complete description of the 1996 Plan. As amended and restated, the 1996 Plan is substantially identical to the 2004 Plan described on pages 7-17 of this proxy statement, except as described below:

     Eligibility. Messrs. George and James Zimmer are not eligible to participate in the 1996 Plan.

     Maximum Shares Available. The maximum amount of Common Stock which may be issued under the 1996 Plan may not exceed 1,850,000 shares, in the aggregate, of which 410,078 are currently available for the grant of future stock options and other awards. The number of shares which may be granted under the 1996 Plan as restricted stock or performance stock awards is limited to 925,000 in each case. The maximum number of shares of stock with respect to each of incentive stock options, nonqualified stock options and stock appreciation rights which may be granted to an employee during a fiscal year is 600,000. The maximum number of shares of Common Stock with respect to each of restricted stock awards, performance stock awards, performance unit awards and other stock-based awards which may be granted to an employee during a fiscal year is 450,000 or the fair market value of 450,000 shares of Common Stock, determined as of the date of the grant, with respect to deferred stock unit awards. The maximum aggregate amount with respect to which cash-based awards and performance unit awards may be awarded or credited to an employee during a fiscal year may not exceed in value $3,000,000 determined as of the date of the grant. Such limitations are subject to adjustment in accordance with the 1996 Plan.

     For further description of the provisions of the 1996 Plan and the federal income tax consequences related thereto, please see the discussion of the 2004 Plan included on pages 7-17 of this proxy statement.

     As of May 17, 2004, the closing price of a share of Common Stock on The New York Stock Exchange was $23.24.

     The following table sets forth the stock options granted under the 1996 Plan to the following individuals on February 13, 2004:

                                                                              EXERCISE PRICE
                                                          NUMBER OF SHARES      PER SHARE
NAME                                                     UNDERLYING OPTIONS         $
----                                                     ------------------   --------------
Neill P. Davis.........................................        40,000             23.82
Gary G. Ckodre.........................................         6,000             23.82
Douglas S. Ewert.......................................        24,000             23.82
Jerry L. Lovejoy.......................................         4,000             23.82
Diana M. Wilson........................................         6,500             23.82
                                                               ------             -----
All executive officers as a group (13 persons).........        80,500             23.82
                                                               ======             =====

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1996 LONG-TERM INCENTIVE PLAN (FORMERLY KNOWN AS THE 1996 STOCK OPTION PLAN) TO ADD STOCK APPRECIATION RIGHTS, RESTRICTED STOCK AND PERFORMANCE BASED AWARDS TO THE POSSIBLE AWARDS WHICH MAY BE GRANTED PURSUANT TO SUCH PLAN.

              PROPOSAL TO AMEND AND RESTATE THE 1992 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

     During fiscal 2003, the Board approved, subject to shareholder approval, certain changes to The Men's Wearhouse, Inc. 1992 Non-Employee Director Stock Option Plan (as amended and restated, the "Director Plan") to provide that upon the initial election of a non-employee director to the Board of Directors of the Company, such director, and each director who is a non-employee on the last Friday of each fiscal year of the Company, be granted (i) an option to acquire 1,000 shares of Common Stock or, at the election of the committee administering the Director Plan, 1,000 stock appreciation rights, each at a price per share equal to the fair market value of one share of Common Stock on such date and
(ii) a restricted stock award of 1,000 shares of Common Stock. Previously, the Director Plan provided for the grant of an option to acquire 3,000 shares of Common Stock upon initial election and on the last Friday of each fiscal year.

     At the Annual Meeting, shareholders are being asked to approve the amendment and restatement of the Director Plan. The full text of the Director Plan is set forth as Appendix E hereto, and you are urged to refer to it for a complete description of the Director Plan.

SUMMARY OF THE DIRECTOR PLAN

     The aggregate number of shares of Common Stock with respect to which awards may be granted under the Director Plan is 167,500, of which 73,250 shares are available for the grant of future awards. There are currently four non-employee directors of the Company who are eligible to participate in the Director Plan. In addition, if elected at the Annual Meeting, Messrs. Chopra and Sechrest will participate in the Director Plan and will be granted an option to acquire 1,000 shares of Common Stock and a restricted stock award of 1,000 shares of Common Stock as of the date of the Annual Meeting No award shall be granted pursuant to the Director Plan after February 23, 2012.

     Administration. The Director Plan shall be administered by a committee, the members of which shall consist solely of directors of the Company who are also employees of the Company (the "Committee").

     Stock Options. All options granted under the Director Plan permit the non-employee director to purchase the option shares at the closing price on the date of grant and become exercisable one year after the date of grant. Options granted under the Director Plan must be exercised within ten years of the date of grant. Such options terminate on the earlier of the date of the expiration of the option or one day less than one month after the date the optionee ceases to serve as a director of the Company for any reason other than death, disability or retirement of the director. If an optionee dies while serving as a director of the Company or ceases to be a director as a result of disability or retirement, the option terminates on the earlier of the date of expiration of the option or one year following the date on which he or she ceased to be a director. The optionee or, in the case of death, the executors or administrators of the optionee or other person to whom his or her option may be transferred by will or by the laws of descent and distribution may exercise the option with respect to the number of shares that were vested on the date of death, disability or retirement.

     Restricted Stock. The restrictions with regard to each restricted stock award granted under the Director Plan shall terminate one year after the date of grant or such later date established by the Committee, if any, provided that the director continues to be a member of the Board of Directors on such date. During the restriction period, the recipient of the restricted stock will not have any of the rights of a shareholder and the restricted stock may not be sold, assigned, transferred, pledged or encumbered. Also during the restriction period, the certificates representing the restricted stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of the restricted stock, and the enjoyment of the rights appurtenant thereto, are subject to the restrictions, terms and conditions provided by the Director Plan. Such certificates will be deposited with the Company and shall be subject to forfeiture in accordance with the Director Plan and the restricted stock agreement. If a recipient ceases to be a member of the Board of Directors of the Company before the end of the restriction period, including as a result of death or disability, such shares of restricted stock shall be forfeited to the Company.

     Stock Appreciation Rights. The Director Plan authorizes the Committee to issue stock appreciation rights (SAR) in lieu of options in such number and upon such terms and conditions determined by the Committee, subject to the terms and conditions of the Director Plan. SARs granted under the Director Plan shall confer upon a director a right to receive, upon exercise of such SAR, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the SAR, which shall be 100% of the fair market value of one share of Common Stock on the date of grant of the SAR. Such amount may be paid to the director in cash, in Common Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

     The termination provisions shall be the same as the termination provisions for options. The Committee may also impose such conditions and/or restrictions on any shares of Common Stock received upon exercise of a SAR granted pursuant to the Director Plan as it may deem appropriate. These restrictions may include, but shall not be limited to, a requirement that the director hold the shares of Common Stock received upon exercise of a SAR for a specified period of time.

     Except as otherwise provided in an award agreement, no SAR granted under the Director Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an award agreement, all SARs granted to a director under the Director Plan shall be exercisable during his or her lifetime only by the holder, and after that time, by the director's heirs or estate.

     A recipient of a SAR award, as such, shall have no rights as a stockholder.

     Requirements of Law. The Company shall not be required to sell, issue or deliver any shares of Common Stock under any award if the sale, issuance or delivery of those shares of Common Stock would constitute or result in a violation by the holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any option or pursuant to any other award, the Company shall not be required to issue any shares of Common Stock unless the Committee has received evidence satisfactory to it to the effect that the holder will not transfer the shares of Common Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The Company may, but shall in no event be obligated to, register any shares of Common Stock covered by the Director Plan pursuant to applicable securities laws of any country or any political subdivision. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an option or any other award, or the issuance of shares of Common Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

     Change in Control. The existence of outstanding awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Common Stock or stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Common Stock then subject to outstanding options or other awards.

     If the Company shall effect a capital readjustment or any increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Common Stock subject to outstanding awards under the Director Plan shall be appropriately adjusted as to entitle a holder to receive upon exercise, for the same aggregate cash consideration, the equivalent total number and class or series of Common Stock the holder would have received had the holder exercised in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Common Stock then reserved to be issued under the Director Plan shall be adjusted.

     If while unexercised awards remain outstanding under the Director Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Internal Revenue Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an award agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any award then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion, shall act to effect one or more of the following alternatives, which may vary among individual holders and which may vary among awards held by any individual holder:

          (1) accelerate the time at which some or all of the awards then outstanding may be exercised, after which all such awards that remain unexercised and all rights of holders thereunder shall terminate;

          (2) require the mandatory surrender to the Company by all or selected holders of some or all of the then outstanding awards held by such holders as of a date, before or after such Corporate Change, in which event the Committee shall thereupon cancel such award and the Company shall pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Corporate Change over the exercise prices under such award for such shares;

          (3) with respect to all or selected holders, have some or all of their then outstanding awards assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Director Plan by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such holder or which is affiliated or associated with such holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Common Stock subject to the award immediately after the assumption or substitution over the aggregate exercise price of such Common Stock is equal to the excess of the aggregate fair market value of all Common Stock subject to the award immediately before such assumption or substitution over the aggregate exercise price of such Common Stock, and
     (B) the assumed rights or the substituted rights will have the same terms and conditions as the rights under the existing award assumed or substituted for;

          (4) provide that the number and class or series of Common Stock covered by an award shall be adjusted so that such award when exercised shall thereafter cover the number and class or series of Common Stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the holder had been the holder of record of the number of shares of Common Stock then covered by such award; or

          (5) make such adjustments to awards then outstanding as the Committee deems appropriate to reflect such Corporate Change.

     If the Committee chooses to effect alternatives (3), (4) or (5) above, it may, in its sole and absolute discretion and without the consent or approval of any holder, accelerate the time at which some or all awards then outstanding may be exercised. With respect to a reincorporation merger in which holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of the alternatives set forth above shall apply and, without Committee action, each award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the award was exercisable for ordinary shares of stock of the Company. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any award and not otherwise provided for above, any outstanding award and any award agreements evidencing such award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Common Stock or other consideration subject to such award. In the event of any such change in the outstanding Common Stock, the aggregate number of shares of Common Stock available under the Director Plan may be appropriately adjusted by the Committee.

     After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his restricted stock appropriately adjusted based on the manner in which the shares of Common Stock were adjusted under the terms of the agreement of merger or consolidation.

     Amendment and Termination. The Board of Directors of the Company may modify, revise or terminate the Director Plan at any time and from time to time; provided, however, that without shareholder approval, the Board of Directors of the Company may not (a) change the aggregate number of shares which may be issued under awards pursuant to the provisions of the Director Plan; (b) reduce the option price permitted for the options; or (c) extend the term during which an option may be exercised or the termination date of the Director Plan unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that shareholder approval of the amendment is not required. In addition the Director Plan may not be amended more than once every six months with respect to the plan provisions referred to in Rule 16b-3(c)(2)(ii)(A) of the Rules and Regulations under the 1934 Act other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTOR PLAN

     The following is a general description of the federal income tax consequences generally applicable to the Company and a recipient of a stock option, restricted stock award or SAR under the Director Plan.

     Stock Option. Upon the grant of a stock option to purchase shares of Common Stock under the Director Plan, the recipient will not be required to recognize any taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the stock option.

Generally the measure of the income will be equal to the difference between the fair market value on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the stock option. The income reportable on exercise of the stock option is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of an option may also be subject to state and local tax withholding. Generally, the Company (or an affiliate corporation) will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a nonqualified stock option.

     Restricted Stock Awards. The grant of a restricted stock award under the Director Plan generally will not be taxable to the recipient, and is not deductible by the Company (or an affiliate corporation), at the time of grant unless the recipient makes an election under section 83(b) of the Internal Revenue Code. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the fair market value of those shares at that time. The Company (or an affiliate corporation) will be entitled to a deduction in the amount and at the time the recipient recognizes income. With respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed), any dividends paid on account of such shares will be treated as compensation income to the recipient and the Company will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and the Company will not be entitled to deductions with respect to the dividends.

     Stock Appreciation Rights. The grant of a SAR under the Director Plan generally will not be taxable to the recipient, and is not deductible by the Company (or an affiliate corporation), at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. This income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of the SAR may also be subject to state and local tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

GRANTS MADE UNDER THE DIRECTOR PLAN IN FISCAL 2003

     The following table sets forth the options and restricted stock granted under the Director Plan to each of the non-employee directors on January 30, 2004:

                                                 NUMBER OF SHARES      NUMBER OF SHARES     EXERCISE PRICE
NAME                                            OF RESTRICTED STOCK   UNDERLYING OPTIONS     PER SHARE $
----                                            -------------------   ------------------   ----------------
Rinaldo Brutoco...............................         1,000                1,000               23.29
Kathleen Mason................................         1,000                1,000               23.29
Michael L. Ray................................         1,000                1,000               23.29
Sheldon I. Stein..............................         1,000                1,000               23.29

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN TO ADD STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK TO THE POSSIBLE AWARDS WHICH MAY BE GRANTED PURSUANT TO SUCH PLAN.

                      EQUITY PLAN COMPENSATION INFORMATION

     The following table sets forth certain equity compensation plan information for the Company as of January 31, 2004.

                                                                                          NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE FOR
                                                                                          FUTURE ISSUANCE UNDER
                                          NUMBER OF SECURITIES                             EQUITY COMPENSATION
                                           TO BE ISSUED UPON       WEIGHTED-AVERAGE         PLANS (EXCLUDING
                                              EXERCISE OF          EXERCISE PRICE OF          SECURITIES IN
                                          OUTSTANDING OPTIONS    OUTSTANDING OPTIONS $         COLUMN (a))
PLAN CATEGORY                                     (a)                     (b)                      (c)
-------------                             --------------------   ---------------------   -----------------------
Equity Compensation Plans Approved by
  Security Holders......................       1,481,316                 19.76                   563,828
Equity Compensation Plans Not Approved
  by Security Holders(1)................       1,633,622                 21.67                   177,285
                                               ---------                                         -------
Total...................................       3,114,938                 20.76                   741,113
                                               =========                                         =======

---------------

(1) The Company has adopted the 1998 Key Employee Stock Option Plan (the "1998 Plan") which, as amended, provides for the grant of options to purchase up to 2,100,000 shares of Common Stock to full-time key employees (excluding executive officers), of which 1,508,548 shares are to be issued upon the exercise of outstanding options and 177,285 shares remain available for future issuance under the 1998 Plan. Options granted under the 1998 Plan must be exercised within ten years from the date of grant. Unless otherwise provided by the Stock Option Committee, options granted under the 1998 Plan vest at the rate of 1/3 of the shares covered by the grant on each of the first three anniversaries of the date of grant and may not be issued at a price less than 50% of the fair market value of the Common Stock on the date of grant. However, a significant portion of options granted under these Plans vest annually in varying increments over a period from one to ten years.

     In connection with the merger with K&G Men's Center, Inc. in June 1999, the Company granted substitute options with a weighted-average exercise price of $40.56 to certain holders of options to purchase shares of common stock of K&G Men's Center, Inc. who were not eligible to participate in the Company's stock option plans. Of the 62,134 shares initially reserved for issuance pursuant to such options, options covering 22,574 shares remain unexercised at this time.

     In connection with other acquisitions and arrangements, the Company entered into employment or consulting arrangements with certain key individuals and issued options to purchase 30,000 shares at an exercise price of $17.42, 22,500 shares at an exercise price of $24.25 and 50,000 shares at an exercise price of $15.98, all of which remain unexercised.

                SHAREHOLDER PROPOSAL REGARDING A CODE OF CONDUCT
        BASED ON THE UNITED NATION'S INTERNATIONAL LABOR ORGANIZATION'S
                          STANDARDS FOR WORKERS RIGHTS

     New York City Employees' Retirement System, New York City Teachers' Retirement System, New York City Police Pension Fund, New York City Fire Department Pension Fund, holders as of January 12, 2004 of 73,675, 43,550, 22,975 and 4,775 shares of Common Stock, respectively, each located at The City of New York Office of the Comptroller, Bureau of Asset Management, 1 Centre Street, New York, New York 10007-2341, have given formal notice that they will introduce a resolution at the forthcoming annual meeting. The Company is not responsible for such proposal, which provides as follows:

"Whereas, reports of human rights abuses in the overseas subsidiaries and suppliers of some U.S.-based corporations has led to an increased public awareness of the problems of child labor, "sweatshop" conditions, and the denial of labor rights in U.S. corporate overseas operations, and

Whereas, corporate violations of human rights in these overseas operations can lead to negative publicity, public protests, and a loss of consumer confidence which can have a negative impact on shareholder value, and

Whereas, a number of corporations have implemented independent monitoring programs with respected human rights and religious organizations to strengthen compliance with international human rights norms in subsidiary and supplier factories, and

Whereas, many of these programs incorporate the conventions of the International Labor Organization (ILO) on workplace human rights, and the United Nations' Norms on the Responsibilities of Transnational Corporations with Regard to Human Rights ("UN Norms"), which include the following principles:

          (1) All workers have the right to form and join trade unions and to bargain collectively. (ILO Conventions 87 and 98; UN Norms, section D9)

          (2) Workers representatives shall not be the subject of discrimination and shall have access to all workplaces necessary to enable them to carry out their representation functions. (ILO Convention 135; UN Norms, section
     D9))

          (3) There shall be no discrimination or intimidation in employment. Equality of opportunity and treatment shall be provided regardless of race, color, sex, religion, political opinion, age, nationality, social origin, or other distinguishing characteristics. (ILO Convention 100 and 111; UN Norms, section B2)

          (4) Employment shall be freely chosen. There shall be no use of force, including bonded or prison labor. (ILO Conventions 29 and 105; UN Norms, section D5)

          (5) There shall be no use of child labor. (ILO Convention 138; UN Norms, section D6), and,

Whereas, independent monitoring of corporate adherence to these internationally recognized principles is essential if consumer and investor confidence in our company's commitment to human rights is to be maintained,

Therefore, be it resolved that the shareholders request that the company commit itself to the implementation of a code of corporate conduct based on the aforementioned ILO human rights standards and United Nations' Norms on the Responsibilities of Transnational Corporations with Regard to Human Rights, by its international suppliers and in its own international production facilities, and commit to a program of outside, independent monitoring of compliance with these standards."

THE COMPANY'S STATEMENT IN OPPOSITION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

     The Company is strongly committed to maintaining high standards with respect to workplace human rights. The Company itself does not operate any facilities overseas, but purchases goods from vendors who have overseas operations and engages in a direct sourcing program whereby the Company contracts directly with third parties, predominantly in Italy, China and Mexico, to manufacture certain of the merchandise sold in the Company's stores. We attempt to select only overseas vendor partners and facilities who are committed to following standards and business practices consistent with our own and have a long-standing relationship with most of our vendors and direct sourcing facilities. Further, the manufacturing of tailored clothing requires a more experienced work force and, therefore, does not lend itself to the "sweatshop" conditions referred to in the proposal. Additionally, we have a practice of inspecting on a periodic basis the factories where goods are produced to our specifications and quality requirements. This inspection process is important for monitoring quality control and also allows us to monitor workplace conditions. The Company has on occasion undertaken efforts to gain improvements in conditions where warranted.

     Accordingly, we believe we have already implemented practices to address subjects mentioned in this shareholder proposal. Indeed, the proponents of this proposal have not suggested that the Company has failed to meet any appropriate workplace standards. We believe the Company's existing practices have worked well and the requested commitment called for by this proposal is duplicative of our existing efforts. Also, certain provisions of the proposal are vague and overbroad and in some instances would require the Company to take action beyond our ability to effectuate. We think we can be most effective by continuing to focus on our existing standards and practices, rather than introducing a new and duplicative statement of principles. The Board of Directors therefore does not believe that adoption of this proposal is necessary or in the best interests of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST APPROVAL OF THE PROPOSAL REGARDING A CODE OF CONDUCT BASED ON THE UNITED NATION'S INTERNATIONAL LABOR ORGANIZATION'S STANDARDS FOR WORKERS RIGHTS.

           SHAREHOLDER PROPOSAL REGARDING THE ADOPTION OF A POLICY OF NOMINATING INDEPENDENT DIRECTORS WHO, IF ELECTED BY THE SHAREHOLDERS,
      WOULD CONSTITUTE TWO-THIRDS OF THE BOARD OF DIRECTORS OF THE COMPANY

     Sheet Metal Workers' National Pension Fund, holders as of January 29, 2004 of 6,450 shares of Common Stock, located at Edward F. Carlough Plaza, 601 N. Fairfax Street, Suite 500, Alexandria, Virginia 22314, have given formal notice that they will introduce a resolution at the forthcoming annual meeting. The Company is not responsible for such proposal nor the accompanying supporting statement, which provide as follows:

     "RESOLVED: That the shareholders of The Men's Wearhouse, Inc. (the "Company") urge the Board of Directors to adopt a policy of nominating independent directors who, if elected by the shareholders, would constitute two-thirds of the Board. For purposes of this proposal, the term "Independent Director" shall mean a director who:

     - has not been employed by the Company in an executive capacity;

     - is not, and is not affiliated with a company that is, an advisor or consultant to the Company, or a significant customer or supplier of the Company;

     - has no personal service contract(s) with the Company or the Company's senior management;

     - is not affiliated with a not-for-profit entity that receives significant contributions from the Company;

     - within the last five years, has not had any business relationship with the Company that the Company has been required to disclose under the Securities and Exchange Commission disclosure regulations;

     - is not employed by a public company at which an executive officer of the Company serves as a director:

     - has not had a relationship described in of the sort described above with any affiliate of the Company; and

     - is not a member of the family of any person described above.

SUPPORTING STATEMENT

     This proposal seeks to establish a level of independence that we believe will promote clear and objective decision making in the best long-term interest of all shareholders. In our view, a Board with a number of insiders and people who have other significant ties to management can raise questions about whether a Board is giving priority to management's interests at the expense of the shareholders. In our opinion, fewer than half of the Company's directors meet the proposed standard of independence.

     Two of The Men's Wearhouse six directors -- George Zimmer and David
Edwab -- are current or former executives of the Company. A third, Rinaldo Brutoco, is the President and CEO of ShangriLa Consulting, Inc., which provided our Company consulting services in 2002 for a fee of $20,000 per month plus expenses. Mr. Brutoco and his wife own 100 percent of ShangriLa Consulting, Inc. A fourth director, Sheldon Stein, is a Senior Managing Director for Bear, Stearns & Co., Inc. In 2002, our Company entered into and settled an option contract that resulted in the repurchase of 500,000 shares of Company stock from Bear, Stearns & Co., Inc.

     We urge you to vote FOR this resolution."

THE COMPANY'S STATEMENT IN OPPOSITION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

     The Company is in compliance with all applicable New York Stock Exchange requirements regarding the independence of directors. In fact, at present two-thirds of the Company's board of directors are independent under the NYSE rules and have been since June 25, 2002 when the Company's board of directors unilaterally decided to have the majority of the inside directors not stand for re-election because the board concluded that it would be appropriate for the majority of the directors of the Company to be individuals who are not and have not been employed by the Company.

     If the proposal is adopted, then two of the four independent directors, including the Chairman of the Audit Committee, would no longer be considered independent. The Company believes that these individuals are able and effective outside and independent directors. The Company further believes that it is not in the best interest of the Company or its shareholders to adopt a definition of independence that is inconsistent with that articulated by the NYSE and that the Company's adherence to the widely-accepted NYSE requirements will result in an independent board that satisfies the Proposal's stated goal of establishing a level of independence that will promote clear and objective decision making in the best long-term interest of all shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST APPROVAL OF THE PROPOSAL REGARDING THE ADOPTION OF A POLICY OF NOMINATING INDEPENDENT DIRECTORS WHO, IF ELECTED BY THE SHAREHOLDERS, WOULD CONSTITUTE TWO-THIRDS OF THE BOARD OF DIRECTORS OF THE COMPANY.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of the Record Date (except as noted below), with respect to the beneficial ownership of Common Stock by (i) each director, (ii) each nominee for director, (iii) each executive officer named in the Summary Compensation Table below, (iv) each shareholder known by the Company to be the beneficial owner of more than 5% of the Common Stock and
(v) all executive officers and directors of the Company as a group. Unless otherwise indicated, each person has sole voting power and investment power with respect to the shares attributed to him or her.

                                                                                          % OF
                                                                                       OUTSTANDING
NAME                                                        NUMBER OF SHARES             SHARES
----                                                        ----------------           -----------
PRIMECAP Management Company...............................      3,883,950(1)              10.5
  225 South Lake Avenue #400
  Pasadena, California 91101
Vanguard HorizonFunds-Vanguard Capital Opportunity Fund...      3,200,000(2)               8.6
  100 Vanguard Blvd
  Malvern, Pennsylvania 19355
Barclays Global Investors, NA.............................      1,858,623(3)               5.0
  45 Fremont Street
  San Francisco, California 94105
George Zimmer(4)..........................................      3,180,413(5)(6)(16)        8.7
David H. Edwab............................................        153,983(6)(7)(16)          *
Rinaldo S. Brutoco........................................         17,500(8)                 *
Sheldon I. Stein..........................................         23,718(9)                 *
Michael L. Ray, Ph.D......................................         20,500(10)                *
Kathleen Mason............................................         10,000(11)                *
Deepak Chopra, M.D........................................              0
William B. Sechrest.......................................              0
Eric J. Lane..............................................        106,056(13)(16)            *
Ronald B. Covin...........................................          2,532(12)(16)            *
Charles Bresler, Ph.D.....................................         78,283(14)(16)            *
All executive officers and directors as a group (17
  Persons)................................................      4,590,754(6)(15)(16)      12.5
                                                                         (17)(18)(19)

---------------

  *  Less than 1%

 (1) Based on a Schedule 13G filed on April 21, 2004, PRIMECAP Management Company has sole voting power with respect to 772,200 of these shares and sole dispositive power with respect to all of these shares.

 (2) Based on a Schedule 13G filed on February 3, 2004, Vanguard
     HorizonFunds-Vanguard Capital Opportunity Fund has sole voting power with respect to all of these shares and neither sole nor shared dispositive power with respect to any of these shares.

 (3) Based on a Schedule 13G filed on February 17, 2004, Barclays Global Investors, NA., and certain of its affiliates, have sole voting and dispositive power with respect to 1,698,746 of these shares and neither sole nor shared voting and dispositive power with respect to the remainder of these shares. The shares are held in trust accounts for the economic benefit of the beneficiaries of those accounts. Barclays Global Investors, NA. and its affiliates disclaim membership of a group for purposes of
     Section 13 of the Securities Exchange Act of 1934.

 (4) The business address of the shareholder is 40650 Encyclopedia Circle, Fremont, California 94538-2453.

 (5) Includes 3,136,483 shares held by George Zimmer in his capacity as trustee for the George Zimmer 1988 Living Trust.

 (6) Excludes 109,282 shares held by The Zimmer Family Foundation with respect to which this officer and director has shared voting and dispositive power.

 (7) Includes 2,432 shares held by David H. Edwab in his capacity as trustee of the David H. Edwab and Mary Margaret Edwab Family Trust. Also includes 150,000 shares that may be acquired within 60 days upon exercise of stock options.

 (8) Includes 15,000 shares that may be acquired within 60 days upon the exercise of stock options.

 (9) Includes 21,000 shares that may be acquired within 60 days upon the exercise of stock options and includes 1,718 shares held by Mr. Stein's sons.

(10) Includes 19,500 shares that may be acquired within 60 days upon the exercise of stock options.

(11) Includes 9,000 shares that may be acquired within 60 days upon the exercise of stock options.

(12) Includes 2,000 shares that may be acquired within 60 days upon the exercise of stock options and 510 shares allocated to the account of Mr. Covin under The Men's Wearhouse, Inc. Employee Stock Discount Plan (the "ESDP").

(13) Includes 104,063 shares that may be acquired within 60 days upon the exercise of stock options.

(14) Includes 77,750 shares that may be acquired within 60 days upon the exercise of stock options.

(15) Includes 540,561 shares that may be acquired within 60 days upon the exercise of stock options.

(16) Includes 43,930 shares, 1,551 shares, 1,843 shares, 21 shares, 533 shares and 81,226 shares, respectively, allocated to The Men's Wearhouse, Inc. Employee Stock Plan (the "ESP") accounts of Messrs. George Zimmer, David Edwab, Eric Lane, Ronald Covin and Charles Bresler and to certain executive officers included in all executive officers and directors of the Company as a group, under the ESP. The ESP provides that participants have voting power with respect to these shares but do not have investment power over these shares.

(17) Includes 2,502 shares allocated to the 401(k) Savings Plan accounts of certain executive officers of the Company. The 401(k) Savings Plan provides that participants have voting and investment power over these shares.

(18) Includes 1,519 shares allocated to the ESDP accounts of certain executive officers of the Company. The ESDP provides that participants have voting power with respect to these shares and investment power over these shares.

(19) Includes 4,450 shares held by family members of certain executive officers and directors of the Company.

                               EXECUTIVE OFFICERS

     The following table lists the name, age, current position and period of service with the Company of each executive officer of the Company. Each executive officer of the Company was elected by the Board of Directors of the Company and will hold office until the next annual meeting of the Board of Directors or until his or her successor shall have been elected and qualified.

                                                                                            EXECUTIVE
                                                                                             OFFICER
NAME                           AGE                POSITION WITH THE COMPANY                   SINCE
----                           ---                -------------------------                 ---------
George Zimmer...............   55    Chairman of the Board and Chief Executive Officer        1974
David H. Edwab..............   49    Vice Chairman of the Board                               1991
Eric J. Lane................   44    President and Chief Operating Officer Executive Vice     1993
                                       President, Chief Financial Officer
Neill P. Davis..............   47    and Principal Financial Officer                          1997
Charles Bresler, Ph.D.......   55    Executive Vice President -- Stores, Marketing and        1993
                                     Human Development
Ronald B. Covin.............   55    Chief Executive Officer -- K&G Men's Company Inc.        2001
Pasquale De Marco...........   43    President -- Moores Retail Group Inc. Executive Vice     2003
                                       President and General Merchandise
Douglas S. Ewert............   40    Manager                                                  2000
Gary G. Ckodre..............   54    Senior Vice President -- Chief Compliance Officer        1992
Jeffery Marshall............   51    Senior Vice President and Chief Information Officer      1999
James E. Zimmer.............   52    Senior Vice President -- Merchandising                   1975
Jerry L. Lovejoy............   50    Vice President and General Counsel                       2003
Diana M. Wilson.............   56    Vice President and Principal Accounting Officer          2003

     See the table under "Election of Directors" for the past business experience of Messrs. George Zimmer and David Edwab.

     Eric J. Lane joined the Company in 1988. From 1991 to 1993, he served as Vice President -- Store Operations, and in 1993 he was named Senior Vice President -- Merchandising. In February 1997, Mr. Lane became Chief Operating Officer of the Company, and in November 2000 he was named President of the Company.

     Neill P. Davis joined the Company in 1997 as Vice President and Treasurer. In November 2000, he was named Senior Vice President, Chief Financial Officer and Treasurer, and in March 2001 he was named Principal Financial Officer. In March 2002, he was promoted to Executive Vice President and remained Chief Financial Officer, Treasurer and Principal Financial Officer. In March 2003, he was named Executive Vice President, Chief Financial Officer and Principal Financial Officer.

     Charles Bresler, Ph.D. joined the Company in 1993. From 1993 to 1998, he served as Senior Vice President -- Human Development. In February 1998, he was named Executive Vice President. In March 2003, he was renamed Executive Vice President -- Stores, Marketing and Human Development.

     Ronald B. Covin joined the Company in 2001 when he was named Chief Executive Officer of K&G Men's Company Inc. Before joining the Company, Mr. Covin served as the President of Off 5th SAKS Fifth Avenue Outlet ("Off 5th"), a division of Saks Inc., from 1999 to 2001 and as Senior Vice President and General Manager of Off 5th from 1997 to 1999.

     Pasquale De Marco joined the Company as the Chief Financial Officer of Moores Retail Group Inc. ("Moores") following the closing of the merger of a wholly owned subsidiary of the Company with Moores on February 10, 1999. Prior to the merger, Mr. De Marco had been the Chief Financial Officer of Moores Retail Group Inc. since its inception. In March 2003, Mr. De Marco was named President -- Moores Retail Group Inc. and designated an executive officer of the Company.

     Douglas S. Ewert joined the Company in 1995. From 1996 to 1999, he served as General Merchandise Manager. From 1999 to 2000, he served as Vice President - Merchandising and General Merchandise

Manager. In April 2000, he was named Senior Vice President -- Merchandising, and in March 2001 he was named Executive Vice President and Chief Operating Officer, K&G Men's Company. In March 2002, he was named Executive Vice President and General Merchandise Manager.

     Gary G. Ckodre joined the Company in 1992. In February 1997, he was named Vice President -- Finance and Principal Financial and Accounting Officer, and in March 2001 he was named Senior Vice President and Principal Accounting Officer. In March 2003, he was named Senior Vice President -- Finance. In March 2004, he was named Senior Vice President -- Chief Compliance Officer.

     Jeffery Marshall joined the Company in 1996. From 1996 to 1999, he served as Vice President -- Information and Technology, and in July 1999 he was named Chief Information Officer of the Company. In March 2003, he was named Senior Vice President and Chief Information Officer.

     James E. Zimmer has served as Senior Vice President -- Merchandising since 1975. Mr. J. Zimmer served as a director of the Company until June 2002 when he chose not to seek re-election.

     Jerry L. Lovejoy joined the Company in January 2003 as Vice President and General Counsel. Prior to joining the Company, Mr. Lovejoy was the Division Counsel of the West Division of McDonald's Corporation, the Oak Brook, Illinois fast food chain, from 1999 to 2003. Prior to his employment with McDonald's Corporation, he served as Vice President and General Counsel of Baskin-Robbins, Inc. from 1995 to 1999.

     Diana M. Wilson joined the Company in March 1999 as Corporate Controller. In March 2001, she was named Vice President and Corporate Controller, and, in March 2002, she was named Vice President -- Finance. In March 2003, she was named Vice President -- Principal Accounting Officer. Prior to joining the Company, Ms. Wilson was an audit director with Deloitte & Touche L.L.P. from 1988 to 1999.

     George Zimmer and James E. Zimmer are brothers.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding cash compensation paid for services rendered during the last three fiscal years to each of the Company's five most highly compensated executive officers, including the Chief Executive Officer:

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                 ANNUAL COMPENSATION                 AWARDS
                                      -----------------------------------------   ------------
                                                                   OTHER ANNUAL    SECURITIES      ALL OTHER
                                                                   COMPENSATION    UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR   SALARY($)(1)   BONUS($)(2)      ($)(3)       OPTIONS(7)        ($)(8)
---------------------------    ----   ------------   -----------   ------------   ------------    ------------
George Zimmer................  2003     420,000         80,000       687,947(4)          --             363
  Chairman of the Board and    2002     420,000         16,500            --             --          31,113(9)
  Chief Executive Officer      2001     420,000         25,000            --             --          78,764(9)

David H. Edwab...............  2003     560,000        300,000       149,233(5)          --             363
  Vice Chairman of the Board   2002     540,077             --        46,655(4)     100,000           2,224(10)
                               2001      60,693             --            --             --          10,229(10)

Eric J. Lane.................  2003     410,000        100,000        91,106(6)          --             763(12)
  President and Chief          2002     410,000         33,000        66,951(6)     100,000             769(11)(12)
  Operating Officer            2001     401,346         25,000        17,388(6)          --           4,220(11)(12)

Ronald B. Covin..............  2003     426,947         65,000            --             --             763(12)
  Chief Executive Officer --   2002     420,000         50,000            --             --             200(12)
  K&G Men's Company Inc.       2001     161,540        160,000            --        100,000              --

Charles Bresler, Ph.D.,......  2003     335,458        120,000            --             --             763(12)
  Executive Vice President     2002     330,000         40,000            --        100,000             401(12)
                               2001     324,808         25,000            --             --           1,218(12)

---------------

 (1) Represents salary for the indicated fiscal year.

 (2) Represents bonus paid relating to services performed in the indicated fiscal year.

 (3) Excludes perquisites and other benefits because the aggregate amount of such compensation was the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

 (4) Represents amount paid in connection with insurance premiums (see "Split-Dollar Life Insurance Agreements").

 (5) Includes $113,159 paid to Mr. Edwab in connection with insurance premiums (see "Split-Dollar Life Insurance Agreements") and $36,074 paid as perquisites under his employment agreement.

 (6) Includes $37,074, $41,995 and $17,388 paid to Mr. Lane in 2003, 2002 and
     2001, respectively, in connection with the repayment of loans to Mr. Lane (see "Certain Relationships and Related Transactions"). Also includes $54,032 and $24,956 in 2003 and 2002, respectively, paid in connection with insurance premiums (see "Split-Dollar Life Insurance Agreements").

 (7) Represents number of options granted to the named executive officer.

 (8) Represents the amount of the Company's contribution to the ESP allocated in the indicated year to the account of the named executive officer.

 (9) Also includes $30,912 and $77,268 in 2002 and 2001, respectively, for the allocated dollar value of the benefits to Mr. Zimmer of life insurance premiums paid on his behalf, subject to certain split-dollar provisions in favor of the Company.

(10) Also includes $2,023 and $9,899 in 2002 and 2001, respectively, for the allocated dollar value of the benefits to Mr. Edwab of life insurance premiums paid on his behalf, subject to certain split-dollar provisions in favor of the Company.

(11) Also includes $368 and $2,987 in 2002 and 2001, respectively, for the allocated dollar value of the benefits to Mr. Lane of life insurance premiums paid on his behalf, subject to certain split-dollar provisions in favor of the Company.

(12) Also includes $400, $200 and $200 of the Company's matching contributions to the 401(k) Savings Plan allocated in 2003, 2002 and 2001, respectively, to the account of the named executive officer.

EMPLOYMENT AGREEMENT

     To induce David H. Edwab to re-join the Company, the Company entered into an Employment Agreement with Mr. Edwab effective as of February 3, 2002 (as amended and restated effective as of February 3, 2003, the "Employment Agreement") for an initial term beginning February 3, 2002 and extending through February 2, 2007. Under the Employment Agreement the Company agreed, among other things, to:

     - pay Mr. Edwab an annual base salary of $560,000, plus $40,000 per year for reimbursement of various business related expenses, including automobile and club membership expenses;

     - provide disability and medical insurance coverage and certain other benefits provided to other employees;

     - pay Mr. Edwab a bonus of $300,000 (the "Bonus") on each of January 3, 2004 and February 3, 2004;

     - pay Mr. Edwab a bonus of $2,400,000 (the "Long-Term Incentive Bonus") at the end of the term of the Employment Agreement, which bonus accrues at a rate of $50,000 per month and is subject to an offsetting credit equal to the "Stock Option Value" (as defined in the Employment Agreement) of those stock options held by Mr. Edwab on the date of the Employment Agreement and those stock options issued to him subsequent thereto; provided that if the Employment Agreement is terminated prior to February 2, 2007 and the Stock Option Value exceeds the accrued Long-Term Incentive Bonus at the time of termination, the Company is entitled to a credit against any payment it otherwise would be required to make equal to the lesser of such excess or $600,000 (the "Stock Option Value Credit"); and

     - make the premium payments on the insurance policies referred to and covered by the split-dollar life insurance agreement between the Company and Mr. Edwab (see discussion of "Split-Dollar Life Insurance Agreements" below) as additional compensation with an additional payment to cover the taxes due on such compensation.

     The Company may terminate Mr. Edwab's employment under the Employment Agreement for "cause" (as defined in the Employment Agreement), in which event the Company will pay all compensation and benefits due Mr. Edwab under the Employment Agreement to the date of termination, which will satisfy all of the Company's obligations under the Employment Agreement, and if at the time of such termination the Stock Option Value would be a positive number, Mr. Edwab shall forfeit his existing stock options and subsequent stock options then exercisable having a Stock Option Value equal to the lesser of the then total Stock Option Value or $600,000. If the Company terminates Mr. Edwab's employment without "cause" or Mr. Edwab terminates his employment for "good reason" (as defined in the Employment Agreement), then the Company will be required to pay Mr. Edwab a lump sum payment equal to all amounts owed through the date of termination as well as the accrued Long-Term Incentive Bonus plus the Bonus, if they have not been paid, minus the Stock Option Value and Mr. Edwab will continue to receive his base salary at the then current rate and all benefits to which Mr. Edwab is entitled under the Employment Agreement for a period of two years following the date of termination.

     If the Company does not offer Mr. Edwab the opportunity to enter into a new employment agreement prior to February 2, 2006, with terms, in all respects, no less favorable to Mr. Edwab than the terms of the Employment Agreement and with a term lasting until at least February 2, 2009, Mr. Edwab shall have the right to elect to terminate his employment effective as of February 2, 2007. In the event of such termination, he will be entitled to continue to receive (a) his base salary at the then current rate for a period of one year following the date of termination (provided that the Company shall be entitled to a credit against payments of such base salary equal to the Stock Option Value Credit, if any) and
(b) all other benefits to which he is entitled under the Employment Agreement for a period of two years following the date of termination. If the Company offers Mr. Edwab a new employment agreement and Mr. Edwab declines to accept it, his employment will terminate on February 2, 2007, at which time he will be entitled to all compensation, rights and benefits accrued at such date. However, if the Company notifies Mr. Edwab prior to February 2, 2006 that it does not wish to enter into a new employment agreement following the termination of the existing Employment Agreement, Mr. Edwab shall be entitled to continue to receive (a) his base salary at the then current rate for a period of one year following the date of termination (provided that the Company shall be entitled to a credit against payments of such base salary equal to the Stock Option Value Credit, if any) and
(b) all other benefits to which he is entitled under the Employment Agreement for a period of two years following termination at the end of the term of this Agreement.

     In addition to any continuation of benefits provided for in the Employment Agreement, the Company shall continue to maintain the split dollar life insurance policies, including the transferability provisions thereof, maintained by the Company for the benefit of Mr. Edwab for a period of two years following the date of termination of the Employment Agreement.

     Under the Employment Agreement, Mr. Edwab has agreed not to compete with the Company during the term thereof and for a period of one year thereafter.

SPLIT-DOLLAR LIFE INSURANCE AGREEMENTS

     The George Zimmer 1988 Living Trust is presently the owner of 3,136,483 shares of Common Stock. The Company has been advised that in the event of the death of George Zimmer, his estate may be required to publicly sell all or substantially all of such shares to satisfy estate tax obligations. The public sale of such number of shares may destabilize the market for the Company's publicly traded stock. Accordingly, in November 1994, an agreement was entered into (commonly known as a split-dollar life insurance agreement) under the terms of which the Company makes advances of the premiums for certain life insurance policies on the life of George Zimmer with an aggregate face value, as amended, of $25,500,000 purchased by a trust established by Mr. Zimmer. To secure the repayment of the advances, the trust has assigned the policies to the Company as collateral. Further, a second split-dollar life insurance agreement with essentially the same terms as the existing agreement was entered into relating to a life insurance policy on the life of George Zimmer with a face value of $1,000,000 purchased by a second trust established by Mr. Zimmer. The trusts have assigned the additional policies to the Company as collateral. The proceeds of these policies are intended to provide Mr. Zimmer's estate with enough liquidity to avoid destabilizing sales of Common Stock.

     The Company has also entered into split-dollar life insurance agreements with Mr. Edwab under the terms of which the Company made advances of the premiums on $3,000,000 in life insurance policies owned by a trust established by Mr. Edwab and payable to beneficiaries designated by him (subject to certain split-dollar provisions in favor of the Company). To secure the repayment of the premiums, the Trust has assigned the policies to the Company as collateral.

     Additionally, the Company has entered into a split-dollar life insurance agreement with Eric Lane under the terms of which the Company made advances of the premiums for a life insurance policy with an aggregate face value of $2,000,000 purchased by Mr. Lane on his life. To secure the repayment of the advances, Mr. Lane has assigned the policy to the Company as collateral.

     In light of the provisions of the Sarbanes-Oxley Act of 2002 which prohibit the Company from making loans to its officers and directors (which may encompass the advancement of premiums for life insurance policies even though secured by the cash payable pursuant to such policies), the Company has ceased making premium payments as loans to Messrs. Zimmer, Edwab and Lane. The Company has elected to pay the premiums on behalf of Messrs. Zimmer, Edwab and Lane as additional compensation with an additional increase in compensation to cover the taxes due on such compensation.

EMPLOYEE EQUITY INCENTIVE PLANS

     The Company maintains The Men's Wearhouse, Inc. 1996 Long-Term Incentive Plan (formerly known as the 1996 Stock Option Plan (the "1996 Plan"), 1998 Key Employee Stock Option Plan (the "1998 Option Plan") and, if approved by the shareholders, the 2004 Long-Term Incentive Plan (the "2004 Plan")

(collectively, the "Plans") for the benefit of its full-time key employees. The Company also maintained The Men's Wearhouse, Inc. 1992 Stock Option Plan which expired in February 2002. Under the 1996 Plan, awards covering up to 1,850,000 shares of Common Stock may be granted. Under the 1998 Option Plan, options to purchase up to 2,100,000 shares of Common Stock may be granted. Under the 2004 Plan, awards covering up to 600,000 shares of Common Stock may be granted.

     The 1998 Plan is administered by the Stock Option Committee of the Company's Board of Directors which currently consists of George Zimmer and the 1996 Plan and the 2004 Plan are administered by the Plan Committee. The individuals eligible to participate in the Plans are such full-time key employees, including officers and employee directors, of the Company as the respective committees may determine from time to time. However:

     - George Zimmer and James E. Zimmer are not eligible to participate in the 1996 Plan and the 1998 Option Plan; and

     - no executive officers of the Company may participate in the 1998 Option Plan.

     Under the 1996 Plan and the 2004 Plan, the Plan Committee may grant options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, deferred stock units, performance stock awards, performance units, cash-based awards, and other stock-based awards. Under the 1998 Option Plan, the Stock Option Committee may only grant nonqualified stock options. Under the 1998 Option Plan, the purchase price of shares subject to an option granted under the 1998 Option Plan is determined by the Stock Option Committee at the date of grant. Generally, the price at which a nonqualified stock option may be granted may not be less than 50% of the fair market value of the shares of Common Stock on the date of grant. Under the 1996 Plan and the 2004 Plan, the purchase price of shares subject to an option granted under such plans is determined by the Compensation Committee and may not be less than 100% of the fair market value of the shares of Common Stock on the date of grant. Options granted under the Plans must be exercised within ten years from the date of grant. Unless otherwise provided by the respective committee, the options vest with respect to one-third of the shares covered thereby on each of the first three anniversaries of the date of grant. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiaries, (i) the option price of any incentive stock option granted may not be less than 110% of the fair market value of the Common Stock on the date of grant and (ii) the exercisable period may not exceed five years from date of grant. Stock appreciation rights (freestanding or tandem), restricted stock, deferred stock units, performance stock awards, performance units, other stock-based awards and cash-based awards may be granted under the 1996 Plan or the 2004 Plan in such number and upon such terms and conditions as determined by the Plan Committee.

     Generally, awards granted under the Plans are not transferable by the holder other than by will or under the laws of descent and distribution. Options granted under the Plans terminate on the earlier of (i) the expiration date of the option or (ii) one day less than one month after the date the holder of the option terminates his or her employment with the Company for any reason other than the death, disability or the retirement of such holder. During such one-month period, the holder may exercise the option in respect of the number of shares that were vested on the date of such severance of employment. In the event of severance because of the death, disability or retirement of a holder before the expiration date of the option, the option terminates on the earlier of such (i) expiration date or (ii) one year following the date of severance. During this period the holder, or his or her heirs, as the case may be, generally may exercise the option in respect of the number of shares that were vested on the date of severance because of death, disability or retirement. With regard to other awards under the 1996 Plan and the 2004 Plan, the Plan Committee shall determine the extent to which a holder shall have the right to receive or exercise such award following termination of the holder's employment with the Company.

OPTION GRANTS

     There were no option grants made to the named executive officers during the last fiscal year.

OPTION EXERCISES

     The following table sets forth the aggregate option exercises during the last fiscal year and the value of outstanding options at year-end held by the named executive officers:

AGGREGATE OPTION EXERCISES IN FISCAL 2003 AND OPTION VALUES AT JANUARY 31, 2004

                                                                NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                    SHARES                     UNDERLYING UNEXERCISED           IN-THE-MONEY
                                  ACQUIRED ON      VALUE         OPTIONS AT YEAR END       OPTIONS AT YEAR END($)
NAME                               EXERCISE     REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                              -----------   -----------   -------------------------   -------------------------
George Zimmer...................        --             --                       --                          --
David H. Edwab..................        --             --          150,000/135,000             699,750/219,850
Ronald B Covin..................    18,000        154,980             2,000/80,000              10,580/423,200
Eric J. Lane....................    18,938        311,838           87,188/179,375             349,898/222,750
Charles Bresler, Ph. D. ........    14,063        248,823           63,375/168,625              97,735/218,723

COMPENSATION OF DIRECTORS

     Employee directors of the Company do not receive fees for attending meetings of the Board of Directors. Each non-employee director of the Company receives an annual retainer of $24,000. In addition, members of the Audit Committee receive an annual retainer of $2,000, or $10,000 for the Chairman of the Audit Committee, as well as an additional $1,000 for each meeting attended in person and $500 for each meeting held telephonically. Members of the Compensation Committee and the Nominating and Corporate Governance Committee each receive an annual retainer of $1,000, or $2,000 for the Chairman of each committee, as well as an additional $1,000 for each meeting attended in person of which each of these two committees are scheduled to hold two such meetings per year. Further, under the Director Plan each person who is a non-employee director on the last business day of each fiscal year of the Company is granted 1,000 shares of restricted stock and an option to acquire an additional 1,000 shares of Common Stock. All options granted permit the non-employee director to purchase the option shares at the closing price on the date of grant and become exercisable one year after the date of grant. All options granted under the Director Plan must be exercised within 10 years of the date of grant. Such options terminate on the earlier of the date of the expiration of the option or one day less than one month after the date the director ceases to serve as a director of the Company for any reason other than death, disability or retirement as a director. All restrictions on the restricted stock lapse one year after the date of grant.

     During the fiscal year ended January 31, 2004, Messrs. Brutoco, Ray and Stein and Ms. Mason earned $26,000, $30,500, $37,500 and $31,500, respectively, as compensation for their service on the Board of Directors. In addition, on January 30, 2004, the Company granted each of Messrs. Brutoco, Ray and Stein and Ms. Mason 1,000 shares of restricted stock and an option to purchase an additional 1,000 shares of Common Stock at $23.29 per share pursuant to the Director Plan.

PERFORMANCE GRAPH

     The following graph compares, as of each of the dates indicated, the percentage change in the Company's cumulative total shareholder return on the Common Stock with the cumulative total return of the NYSE Composite Index and the Retail Specialty Apparel Index. The graph assumes that the value of the investment in the Common Stock and each index was $100 at April 15, 1992 (the date the Common Stock was first publicly traded) and that all dividends paid by those companies included in the indices were reinvested. For periods prior to October 2, 2000, the Common Stock was quoted on the Nasdaq National Market.

                              (PERFORMANCE GRAPH)

                    MEASUREMENT PERIOD (FISCAL YEAR COVERED)

----------------------------------------------------------------------------------------------------------------------------------
                       04/15/92   01/30/93   01/29/94   01/28/95   02/03/96   02/01/97   01/31/98   01/30/99   01/29/00   02/03/01
----------------------------------------------------------------------------------------------------------------------------------
 Company                1.000      1.423      3.043      2.567      4.889      4.608      6.209      7.691      6.263      8.354
 Retail Specialty
  Apparel               1.000      1.070      0.929      0.802      0.868      1.048      1.680      2.890      2.563      3.028
 NYSE Composite
  Index                 1.000      1.020      1.215      1.189      1.656      2.099      2.436      2.883      3.308      3.347

--------------------  ------------------------------
                      02/02/02   02/01/03   01/31/04
--------------------  ------------------------------
 Company               5.675      3.637      6.046
 Retail Specialty
  Apparel              1.952      2.287      3.657
 NYSE Composite
  Index                3.052      2.481      3.231

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or to the liabilities of Section 18 under the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee of the Board of Directors of the Company was, during fiscal 2003, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or had any relationships requiring disclosure by the Company under
Item 404 of Regulation S-K, except as described below:

     - Bear Stearns acted as joint book-running manager of the Company's private placement of $130,000,000 principal amount of 3.125% Convertible Senior Notes Due 2023 in October 2003. Mr. Stein is a Senior Managing Director of Bear Stearns and runs its Southwest Investment Banking Group.

     During fiscal 2003, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of the Company is pleased to present its 2003 report on executive compensation. This Compensation Committee report documents components of the Company's executive officer compensation programs and describes the basis on which 2003 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company, including the executive officers that are named in the compensation tables. The Compensation Committee is comprised entirely of non-employee directors.

  Compensation Philosophy and Overall Objectives of Executive Compensation Programs

     It is the philosophy of the Company to ensure that executive compensation be directly linked to continuous improvements in corporate financial performance and increases in shareholder value. The following objectives, which were adopted by the Compensation Committee, serve as the guiding principles for all compensation decisions:

     - Provide a competitive total compensation package that enables the Company to retain key executives.

     - Integrate pay programs with the Company's annual and long-term business objectives and strategy, and focus executive behavior on the fulfillment of those objectives.

     - Provide variable compensation opportunities that are directly linked to the performance of the Company and that align executive remuneration with the interests of shareholders.

     The Compensation Committee believes that the Company's current executive compensation program has been designed and is administered in a manner consistent with these objectives.

  Executive Compensation Program Components

     The Company uses cash- and equity-based compensation to achieve its pay-for-performance philosophy and to reward short- and long-term performance.

     Base Salary. The Company's compensation philosophy is to control compensation costs and to place greater emphasis on incentive compensation based on results. Accordingly, the Compensation Committee believes that the Company's base salaries are well within the industry norms for companies of similar size. Salaries for executives are reviewed periodically and revised, if appropriate, based on a variety of factors, including individual performance, level of responsibility, prior experience, breadth of knowledge, external pay practices and overall financial results.

     Incentive Compensation. The Company's philosophy is to use a combination of annual and long-term compensation methods for the Company's management other than the Chief Executive Officer who holds significant ownership interests in the Company. Accordingly, it is the belief of the Compensation Committee that incentives through stock option participation at this time for the Chief Executive Officer would not significantly affect the short-term or long-term perspective of this individual.

     The Compensation Committee adopted a bonus program for 2003 in which executive officers participate. The maximum bonus set for each of the named executive officers is based upon the total compensation package of the officer relative to his duties and ranges from $50,000 to $200,000.

     The criteria for determining the amount of bonus participation is based on:
(i) the Company attaining sales goals, (ii) the Company attaining net income goals, and (iii) the officer attaining personal goals. Each of the first two criteria are quantitative, while the third criterion is subjective. The Company's bonus program for the majority of the work force is based on attaining similar goals as well as shrinkage goals.

  Discussion of 2003 Compensation for the Chief Executive Officer

     George Zimmer, Chairman of the Board and Chief Executive Officer of the Company, is a significant shareholder in the Company, as well as one of the Company's founders.

     In determining Mr. Zimmer's compensation for 2003, the Compensation Committee considered the Company's financial performance and corporate accomplishments, individual performance and salary data for chief executive officers of other publicly held apparel companies having a size and focus that the Compensation Committee believed comparable to the Company's. The Compensation Committee also reviewed more subjective factors, such as development and implementation of the corporate strategies to enhance shareholder value and the Company's overall corporate philosophy. The Compensation Committee also took into consideration the amount paid by the Company to Mr. Zimmer to pay the premiums on the split-dollar life insurance policies. The Compensation Committee feels that Mr. Zimmer's compensation program for 2003 and 2004 is conservative in light of his contributions to the Company and the Company's success.

     Base Salary. Mr. Zimmer's base salary during fiscal 2003 was $35,000 per month. While the Compensation Committee believes that the performance of Mr. Zimmer and the Company would justify a substantial increase in Mr. Zimmer's base salary, Mr. Zimmer has advised the Compensation Committee that he is satisfied with his current base salary and therefore no change has been approved for fiscal 2004.

     Annual Incentive. Mr. Zimmer was paid a $80,000 bonus under the 2003 bonus program. Mr. Zimmer will be eligible for a bonus of up to $200,000 in 2004 based on: (i) the Company attaining sales goals, (ii) the Company attaining net income goals, and (iii) Mr. Zimmer attaining certain personal goals. Each of the first two criteria are quantitative, while the third criterion is subjective.

  Summary

     It is the opinion of the Compensation Committee that the total compensation program for 2003 for the executive officers relative to the Company's performance was reasonable and that the compensation to George Zimmer remains modest in light of management's achievements and the total compensation packages provided to chief executive officers by other publicly held clothing retailers.

                                          COMPENSATION COMMITTEE

                                          Kathleen Mason, Chair
                                          Rinaldo S. Brutoco
                                          Sheldon I. Stein

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases a warehouse facility in Houston, Texas from Zig Zag, a Texas joint venture, in which Richard E. Goldman, who chose not to stand for re-election at the 2002 annual meeting of shareholders, George Zimmer and James
E. Zimmer are the sole and equal joint venturers. During 2003, the Company paid rentals of $78,000 to Zig Zag. The lease expires on August 31, 2005.

     The Company also leases the land underlying a store in Dallas, Texas (which building is owned by the Company) from 8239 Preston Road, Inc., a Texas corporation of which George Zimmer, James E. Zimmer and Richard E. Goldman each own 20% of the outstanding common stock, and Laurie Zimmer, sister of George and James E. Zimmer, owns 40% of the outstanding common stock. The Company paid aggregate rentals on such property to such corporation of $49,200 in 2003. The lease term expired on April 30, 2004 and is currently on a month-to-month basis.

     Management believes that the terms of the foregoing leasing arrangements are comparable to what would have been available to the Company from unaffiliated third parties at the time such leases were entered into.

     The Company utilizes the services of Regal Aviation L.L.C. ("Regal Aviation"), which operates a private air charter service, to provide air transportation from time to time for employees of the Company. During 2003, the Company paid approximately $729,000 to Regal Aviation for such services. Regal Aviation is a limited liability company of which George Zimmer owns 99%. The charter rates charged by Regal Aviation are at least as favorable as can be obtained from independent air charter services.

     Bear Stearns acted as joint book-running manager of the Company's private placement of $130,000,000 principal amount of 3.125% Convertible Senior Notes Due 2023 in October 2003. Mr. Stein, a director of the Company, is a Senior Managing Director of Bear Stearns and runs its Southwest Investment Banking Group.

     In December 1996, the Company advanced $166,000 to Mr. Lane to enable him to purchase a residence. Prior to June 2002, Mr. Lane took further advances of $572,116 on this loan. At the beginning of fiscal 2003, Mr. Lane had a balance of $165,231. During 2003, Mr. Lane repaid $30,000 of these advances and paid the Company $4,702 in interest at an average rate of 3.1% per annum, resulting in an outstanding balance of $135,231 as of January 31, 2004.

     In April 2002, the Company advanced $220,750 to Mr. Davis to enable him to purchase a residence. At the beginning of fiscal 2003, Mr. Davis had a balance of $226,269, which included accrued interest of $5,519. During 2003, Mr. Davis repaid $14,310 of this advance and paid the Company $6,223 in interest. The average interest rate on the loan during fiscal 2003 was 1.5% per annum. As of January 31, 2004, the outstanding loan balance was $206,440.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Company's knowledge, and except as set forth below, based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 31, 2004, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners have been met.

                              INDEPENDENT AUDITORS

     The Audit Committee has approved the appointment of the firm of Deloitte & Touche LLP ("D&T") as independent auditors for the fiscal year ending January 29, 2005. Representatives of D&T are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

                                                                FISCAL YEAR $
                                                              -----------------
                                                               2003      2002
                                                              -------   -------
AUDIT FEES..................................................  391,700   244,000
AUDIT RELATED FEES(1).......................................   31,200    21,600
TAX FEES(2).................................................  325,500   324,200
ALL OTHER FEES(3)...........................................   60,900   167,400
                                                              -------   -------
                                                              809,300   757,200
                                                              =======   =======

---------------

(1) Audit related services represent fees for audits of the Company's employee benefit plans and information systems reviews.

(2) Tax services include fees for a variety of federal, state and international tax consulting projects and tax compliance services.

(3) These fees for other services consisted of general tax compliance software licensing fees and, in 2002, insurance claim services related to the events of September 11, 2001.

     The Audit Committee has considered whether non-audit services provided by D&T to the Company are compatible with maintaining D&T's independence.

     The Audit Committee has implemented pre-approval policies and procedures for all audit and non-audit services. Generally, the Audit Committee requires pre-approval of any services to be provided by the Company's independent public accountants to the Company or any of its subsidiaries. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, currently Mr. Stein. There were no services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during fiscal 2003.

                       PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of shareholders intended to be presented at the annual meeting of shareholders of the Company to be held in 2005 must be received by the Company at its corporate offices, 5803 Glenmont Drive, Houston, Texas 77081-1701, attention: Investor Relations, or via facsimile at (713) 592-7060, no later than January 28, 2005, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The management of the Company knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain directors, officers or employees of the Company may solicit the return of proxies by telephone, telegram or personal interview.

                                                                      APPENDIX A

                        CORPORATE GOVERNANCE GUIDELINES

     The business and affairs of the Company shall be managed under the direction of the Board of Directors to enhance the long-term value of the Company for its share owners. In exercising its authority to direct, the Board recognizes that the long-term interests of its share owners are best advanced by appropriate consideration of other stakeholders and interested parties including employees and their families, customers, suppliers, communities and society as a whole. To assist the Board in fulfilling its responsibilities, it has set forth the following guidelines for itself:

1.  DIRECTOR QUALIFICATION STANDARDS

     A majority of the members of the Board of Directors must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, and the rules promulgated thereunder and the applicable rules of the New York Stock Exchange. The Nominating and Corporate Governance Committee of the Board may establish additional qualifications for directors, taking into account the composition and expertise of the entire Board.

     A director shall not serve on more than four boards of directors of publicly-held companies (including that of the Company) unless the full Board determines that such service does not impair the director's performance of his or her duties to the Company.

     A person shall not stand for election upon reaching the age of 75.

     Directors are expected to report changes in their business or professional affiliations or responsibilities, including retirement, to the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee. A director should offer to resign if the Nominating and Corporate Governance Committee concludes that the director no longer meets the Company's requirements for service on the Board of Directors.

     The Board believes that directors should be stockholders and have a financial stake in the Company. The Board recommends that directors develop an ownership position in the Company equal to at least $50,000 by fiscal year end 2006 or within three years of becoming a director, whichever is later.

2.  DIRECTOR RESPONSIBILITIES

     Directors should exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company in a manner consistent with their fiduciary duties. Directors should regularly attend meetings of the Board of Directors and of all Board committees upon which they serve. To prepare for meetings, directors should review the materials that are sent to directors in advance of those meetings.

     The Board of Directors of the Company will schedule regular executive sessions at least twice a year where non-management directors (i.e., directors who are not Company officers but who do not otherwise have to qualify as "independent" directors) meet without management participation. The Chairman of the Nominating and Corporate Governance Committee shall be the presiding director for each executive session. The Board of Directors will establish methods by which interested parties may communicate directly with the presiding director or with the non-management directors of the Board of Directors as a group and cause such methods to be disclosed.

     The Board of Directors shall at all times maintain an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee which must operate in accordance with applicable law, their respective charters as adopted and amended from time to time by the Board, and the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange. The Board may also establish such other committees as it deems appropriate and delegate to such committees such authority permitted by applicable law and the Company's by-laws as the Board sees fit.

     The Chairman of the Board shall set the agenda of meetings of the Board of Directors and the Chairman of each committee shall set the agenda of meetings of the applicable committee. Any director may suggest agenda items and may raise at meetings other matters that the director considers worthy of discussion.

3.  DIRECTOR ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

     The Company shall provide each director with complete access to the management of the Company, subject to reasonable advance notice to the Company and reasonable efforts to avoid disruption of the Company's management, business and operations. The Board of Directors and Board committees, to the extent set forth in the applicable committee charter, have the right to consult and retain independent legal and other advisors at the expense of the Company.

4.  DIRECTOR COMPENSATION

     The Board of Directors or an authorized committee thereof will determine and review the form and amount of director compensation, including cash, equity-based awards and other director compensation. In determining director compensation, the following should be considered: (1) fair and competitive compensation for the time commitment to appropriately discharge the work required for a company of similar size and scope; (2) alignment of the director's interest with the long-term interests of the Company; and (3) a transparent and readily understandable compensation program.

5.  ETHICS AND CONFLICTS OF INTEREST

     All directors are expected to act ethically and in a manner which brings credit to the Company. Each director shall adhere to the Company's Code of Conduct. If an actual or potential conflict of interest arises for a director, the director shall promptly inform the Chairman of the Board, and if the actual or potential conflict involves the Chairman of the Board, he or she shall inform the Chair of the Nominating and Corporate Governance Committee. All directors will recuse themselves from any discussion or decision affecting their personal, business or professional interest in a manner different than the general interests of the Company and its share owners. The Nominating and Corporate Governance Committee shall resolve any questions involving a conflict of interest relating to a director other than a director who is a member of such Committee. The Board shall resolve any conflict of interest involving a member of the Nominating and Corporate Governance Committee.

6.  DIRECTOR ORIENTATION AND CONTINUING EDUCATION

     The Board of Directors or the Company will establish, or identify and provide access to, appropriate orientation programs, sessions or materials for newly elected directors of the Company for their benefit either prior to or within a reasonable period of time after their nomination or election as a director. The Board of Directors or the Company will encourage, but not require, directors to periodically pursue or obtain appropriate programs, sessions or materials as to the responsibilities of directors of publicly-traded companies.

7.  MANAGEMENT EVALUATION AND SUCCESSION

     The Board of Directors (not including any members of management of the Company) will conduct an annual review of the performance and compensation of the Chief Executive Officer, taking into account the views and recommendations of the Compensation Committee and Nominating and Corporate Governance Committee, as applicable, and as set forth in their respective Charters.

     The Board of Directors will establish and review such formal or informal policies and procedures, consulting with the Nominating and Corporate Governance Committee, the Chief Executive Officer and others, as it considers appropriate, regarding succession to the Chief Executive Officer in the event of emergency or retirement.

8.  ANNUAL PERFORMANCE EVALUATION OF THE BOARD

     The Board of Directors will conduct a self-evaluation annually to determine whether it and its committees are functioning effectively. The full Board of Directors will discuss the evaluation report to determine what, if any, action could improve Board and Board committee performance. The Board of Directors, with the assistance of the Nominating and Corporate Governance Committee, as appropriate, shall review these Corporate Governance Guidelines on an annual basis to determine whether any changes are appropriate.

9.  PUBLIC COMMUNICATIONS

     Except in unusual circumstances or as required by committee charters or as requested by senior management, directors are expected to follow the principle that senior management, as opposed to individual directors, provides the public voice of the Company. Directors receiving inquiries from institutional investors, the press or others should refer them to the Chief Executive Officer or other appropriate officers of the Company.

10.  AMENDMENT, MODIFICATION AND WAIVER

     These Guidelines may be amended, modified or waived by the Board of Directors and waivers of these Guidelines may also be granted by the Nominating and Corporate Governance Committee, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, the rules promulgated thereunder and the applicable rules of the New York Stock Exchange.

                                                                      APPENDIX B

                           THE MEN'S WEARHOUSE, INC.

                         CHARTER OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee of the Board is to assist the Board and as required by law, regulation and Board directive, act on behalf of the Board, in its oversight of (i) the integrity of the Company's financial statements,
(ii) the Company's compliance with legal and regulatory requirements, (iii) the engagement of the Company's independent auditors and their qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditors, in addition to preparing the report the SEC rules require be included in the Company's annual proxy statement. This Charter sets out the structure and responsibilities of the Audit Committee.

I.  STRUCTURE AND QUALIFICATIONS

     The Audit Committee shall consist of at least three directors all of whom shall be independent and all of whom shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. The Chair of the Audit Committee shall have such accounting, financial or other experience as shall be required by the rules of the Securities and Exchange Commission and by the New York Stock Exchange.

     To be considered independent the director must meet the requirements of the Corporate Governance Rules of the New York Stock Exchange and Rule 10A-3(b)(1) of the rules and regulations under the Securities Exchange Act of 1934.

     If an Audit Committee member simultaneously serves on the audit committee of more than two other public companies, then the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Company's audit committee and disclose such determination in the annual proxy statement.

     Additionally, the Audit Committee shall have at least one audit committee financial expert within the meaning of item 401(h)(2) of Regulation S-K of the Securities and Exchange Commission.

II.  MEETINGS

     The Audit Committee shall meet at least four times a year. One of such meetings shall immediately proceed the completion and release of the annual financial results of the Company and one of such meetings shall be subsequent to such release and shall receive any applicable report by the Company's independent auditors with respect to the prior year's audit and shall review and approve the audit plan for the current fiscal year. Both of such meetings shall include representatives of the independent auditors and shall include an opportunity for the Committee to meet with the independent auditors separately from management.

III.  RESPONSIBILITIES

     The Audit Committee shall:

          1. Review the accounting policies, procedures, and practices of the Company, including critical accounting policies and practices, internal accounting systems and financial reporting processes and procedures with management and with the Company's independent auditors and review any issues identified by management or the independent auditors regarding accounting and financial policies and procedures and any alternative treatment of financial information discussed by management and the independent auditors, including the treatment preferred by the independent auditors.

          2. Review and approve in advance in accordance with Section 10A-3(i) of the Securities Exchange Act of 1934 all auditing and non-audit services provided by the Company's independent auditors. The

     Committee may delegate advance approval of such engagements to a member thereof provided such approvals are reviewed with the Committee at its next meeting

          3. Review and discuss the annual financial statements and quarterly financial statements of the Company with management and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", including in such review an inquiry as to the independent auditors' characterization of the accounting principles selected by management and judgments made by management material to the presentation of such financial statement.

          4. Obtain and review, at least annually, a formal written report from the Company's independent auditors delineating: (a) the independent auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditor and the Company. Based on such report and the work of the independent auditor, the Audit Committee shall evaluate the qualifications, performance and independence of the independent auditor and report thereon to the Board.

          5. Possess the sole authority to select, retain, evaluate, oversee, set compensation for and, when appropriate, terminate the independent auditors. In connection with such selections, the Audit Committee shall advise the independent auditors that they are to report to the Committee.

          6. Review any accounting changes which have a material impact on the obligations or financial statements of the Company; review filings made with the Securities and Exchange Commission as required; and hold such other conferences or undertake such other reviews with management and with the independent auditors as the Committee may deem appropriate or as the independent auditors may request.

          7. Inquire of management and the independent auditors to assure that the independent auditors have not engaged in any prohibited activities within the provisions of section 10 A (g) of the Securities Exchange Act of 1934.

          8. Discuss with management of the Company the Company's philosophy and approach to earnings press releases, as well as to financial information and earnings guidance provided to analysts and rating agencies, including the type of information to be disclosed and the type of presentations to be made.

          9. Obtain advice and assistance from outside legal, accounting, or other advisors, as necessary to carry out its duties. Pursuant to approval of this Charter, no further requirement of Board approval for such engagements is required and the Company shall provide all funding necessary to engage the independent auditors, to engage such outside legal, accounting or other advisors and for the administrative needs of the Audit Committee.

          10. Discuss the Company's major financial risk exposures and the guidelines, policies and practices regarding risk assessment and risk management, including derivative policies, insurance programs and steps management has taken to monitor and control major financial risks.

          11. Meet separately with management, with internal auditors or other personnel responsible for the internal audit function, and with independent auditors.

          12. Review with the independent auditor any audit problems or difficulties encountered in the course of the audit, including any restrictions in the scope of the independent auditor's activities or on access to requested information and any disagreements with management and management's response. Also, the Audit Committee shall obtain from the independent auditors copies of all written communications to management of the Company in any way related to the Company's financial statements or reports or the integrity of the Company's financial books, records, practices or procedures.

          13. Set clear hiring policies for employees or former employees of the independent auditors.

          14. Report regularly to the Board and review with the Board any issues relating to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

          15. Conduct an annual review of the work of the Audit Committee, including review of: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; and (d) the type and presentation of information to be included in earnings press releases, paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information, as well as financial information and earnings guidance provided to analysts and rating agencies.

          16. Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls and auditing matters and for the confidential, anonymous submission by employees of the Company of concern regarding questionable accounting or auditing matters.

          17. Approve all transactions between the Company and its executive officers and directors, including transactions with affiliates of executive officers or directors, other than compensation arrangements approved by the Compensation Committee of the Board, employee benefit arrangements made available generally to the employees, and compensation of directors.

          18. Review and annually approve a code of ethics for the senior financial officer of the Company as required by section 406 of the Sarbanes-Oxley Act of 2002.

          19. Conduct at least annually a performance evaluation of the Audit Committee.

IV.  COMPENSATION

     Director's and Board Committee fees are the only compensation an Audit Committee member may receive from the Company. If a director satisfies the definition of an independent director, then his or her receipt of a pension or other form of deferred compensation from the Company for prior service, provided such compensation is not contingent in any way on continued service, will not preclude him or her from satisfying the requirement that director's fees are the only form of compensation he or she receives from the Company.

                                                                      APPENDIX C

                           THE MEN'S WEARHOUSE, INC.

                         2004 LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                              SECTION
                                                              -------
          ARTICLE I -- ESTABLISHMENT, PURPOSE AND DURATION
Establishment...............................................     1.1
Purpose of the Plan.........................................     1.2
Duration of Authority to Make Grants Under the Plan.........     1.3
                      ARTICLE II -- DEFINITIONS
Affiliate...................................................     2.1
Award.......................................................     2.2
Award Agreement.............................................     2.3
Board.......................................................     2.4
Cash-Based Award............................................     2.5
Code........................................................     2.6
Committee...................................................     2.7
Company.....................................................     2.8
Corporate Change............................................     2.9
Covered Employee............................................    2.10
Deferred Stock Unit.........................................    2.11
Deferred Stock Unit Award...................................    2.12
Disability..................................................    2.13
Effective Date..............................................    2.14
Employee....................................................    2.15
Exchange Act................................................    2.16
Fair Market Value...........................................    2.17
Fiscal Year.................................................    2.18
Freestanding SAR............................................    2.19
Holder......................................................    2.20
Incentive Stock Option or ISO...............................    2.21
Mature Shares...............................................    2.22
Nonqualified Stock Option or NQSO...........................    2.23
Option......................................................    2.24
Option Price................................................    2.25
Optionee....................................................    2.26
Option Agreement............................................    2.27
Other Stock-Based Award.....................................    2.28
Parent Corporation..........................................    2.29
Performance-Based Award.....................................    2.30
Performance-Based Compensation..............................    2.31
Performance Goals...........................................    2.32
Performance Period..........................................    2.33
Performance Stock Award.....................................    2.34
Performance Unit Award......................................    2.35
Period of Restriction.......................................    2.36
Plan........................................................    2.37
Restricted Stock............................................    2.38
Restricted Stock Award......................................    2.39
Retirement..................................................    2.40
Stock Appreciation Right or SAR.............................    2.41
Stock.......................................................    2.42
Subsidiary Corporation......................................    2.43
Tandem SAR..................................................    2.44

                                                              SECTION
                                                              -------
Ten Percent Stockholder.....................................    2.45
Termination of Employment...................................    2.46
TMW Group...................................................    2.47

            ARTICLE III -- ELIGIBILITY AND PARTICIPATION
Eligibility.................................................     3.1
Participation...............................................     3.2

         ARTICLE IV -- GENERAL PROVISIONS RELATING TO AWARDS
Authority to Grant Awards...................................     4.1
Dedicated Shares; Maximum Awards............................     4.2
Non-Transferability.........................................     4.3
Requirements of Law.........................................     4.4
Changes in the Company's Capital Structure..................     4.5
Election Under Section 83(b) of the Code....................     4.6
Forfeiture for Cause........................................     4.7
Forfeiture Events...........................................     4.8

                        ARTICLE V -- OPTIONS
Authority to Grant Options..................................     5.1
Type of Options Available...................................     5.2
Option Agreement............................................     5.3
Option Price................................................     5.4
Duration of Options.........................................     5.5
Amount Exercisable..........................................     5.6
Exercise of Options.........................................     5.7
Transferability of Options..................................     5.8
Notification of Disqualifying Disposition...................     5.9
No Rights as Stockholder....................................    5.10
$100,000 Limitation on Incentive Stock Options..............    5.11

               ARTICLE VI -- STOCK APPRECIATION RIGHTS
Authority to Grant Stock Appreciation Rights Awards.........     6.1
Type of Stock Appreciation Rights Available.................     6.2
Stock Appreciation Right Agreement..........................     6.3
Term of Stock Appreciation Rights...........................     6.4
Exercise of Freestanding SARs...............................     6.5
Exercise of Tandem SARs.....................................     6.6
Payment of SAR Amount.......................................     6.7
Termination of Employment...................................     6.8
Nontransferability of SARs..................................     6.9
No Rights as Stockholder....................................    6.10
Restrictions on Stock Received..............................    6.11

               ARTICLE VII -- RESTRICTED STOCK AWARDS
Restricted Stock Awards.....................................     7.1
Holder's Rights as Stockholder..............................     7.2

             ARTICLE VIII -- DEFERRED STOCK UNIT AWARDS
Authority to Grant Deferred Stock Unit Awards...............     8.1
Deferred Stock Unit Awards..................................     8.2
Deferred Stock Unit Award Agreement.........................     8.3
Payments Under Deferred Stock Unit Awards...................     8.4
Holder's Rights as Stockholder..............................     8.5

                                                              SECTION
                                                              -------
     ARTICLE IX -- PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS
  Authority to Grant Performance Stock and Performance Unit
     Awards.................................................     9.1
  Rights as Stockholder.....................................     9.2
  Increases Prohibited......................................     9.3

     ARTICLE X -- CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS
  Authority to Grant Cash-Based Awards......................    10.1
  Authority to Grant Other Stock-Based Awards...............    10.2
  Value of Cash-Based Awards and Other Stock-Based Awards...    10.3
  Payment of Cash-Based Awards and Other Stock-Based
     Awards.................................................    10.4
  Termination of Employment.................................    10.5
  Nontransferability........................................    10.6

                  ARTICLE XI -- SUBSTITUTION AWARDS

                    ARTICLE XII -- ADMINISTRATION
  Awards....................................................    12.1
  Authority of the Committee................................    12.2
  Decisions Binding.........................................    12.3
  No Liability..............................................    12.4

          ARTICLE XIII -- AMENDMENT OR TERMINATION OF PLAN
  Amendment, Modification, Suspension, and Termination......    13.1
  Awards Previously Granted.................................    13.2

                    ARTICLE XIV -- MISCELLANEOUS
  Unfunded Plan/No Establishment of a Trust Fund............    14.1
  No Employment Obligation..................................    14.2
  Tax Withholding...........................................    14.3
  Written Agreement.........................................    14.4
  Indemnification of the Committee..........................    14.5
  Gender and Number.........................................    14.6
  Severability..............................................    14.7
  Headings..................................................    14.8
  Other Compensation Plans..................................    14.9
  Other Awards..............................................   14.10
  Successors................................................   14.11
  Law Limitations/Governmental Approvals....................   14.12
  Delivery of Title.........................................   14.13
  Inability to Obtain Authority.............................   14.14
  Investment Representations................................   14.15
  Persons Residing Outside of the United States.............   14.16
  No Fractional Shares......................................   14.17
  Arbitration of Disputes...................................   14.18
  Governing Law.............................................   14.19

                                   ARTICLE I

                      ESTABLISHMENT, PURPOSE AND DURATION

     1.1 Establishment. The Company hereby establishes an incentive compensation plan, to be known as "The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan," as set forth in this document. The Plan permits the grant of Options (both Incentive Stock Options and Nonqualified Stock Options), Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. The Plan shall become effective and shall be deemed to have been adopted on the date the Plan is approved by the Board if within one year of that date it shall have been approved by the holders of at least a majority of the outstanding shares of voting stock of the Company or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a meeting of stockholders (the "Effective Date"), and shall remain in effect as provided in Section 1.3.

     1.2 Purpose of the Plan. The purpose of the Plan is to reward certain corporate officers and other employees of the Company and its Affiliates (collectively, the "TMW Group") by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company or certain other performance measures. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the TMW Group with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the TMW Group.

     1.3 Duration of Authority to Make Grants Under the Plan. No Awards may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

                                   ARTICLE II

                                  DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

     2.1 "Affiliate" means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

     2.2 "Award" means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards, in each case subject to the terms and provisions of the Plan.

     2.3 "Award Agreement" means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

     2.4  "Board" means the board of directors of the Company.

     2.5  "Cash-Based Award" means an Award granted to a Holder pursuant to
Article X.

     2.6 "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

     2.7 "Committee" means a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

     2.8 "Company" means The Men's Wearhouse, Inc., a Texas corporation, or any successor (by reincorporation, merger or otherwise).

     2.9  "Corporate Change" shall have the meaning ascribed to that term in
Section 4.5(c).

     2.10 "Covered Employee" means a Holder who is a "covered employee," as defined in section 162(m) of the Code and the regulations promulgated thereunder, or any successor statute.

     2.11 "Deferred Stock Unit" means a unit credited to a Holder's ledger account maintained by the Company pursuant to Article VIII.

     2.12  "Deferred Stock Unit Award" means an Award granted pursuant to
Article VIII.

     2.13 "Disability" means as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company's long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is not covered, for whatever reason under the Company's long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, "Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

     2.14  "Effective Date" shall have the meaning ascribed to that term in
Section 1.1.

     2.15 "Employee" means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

     2.16 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

     2.17 "Fair Market Value" of the Stock as of any particular date means, if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market, provided that (a) if the Stock is not so traded, (b) if no closing price or bid and asked prices for the stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

     2.18  "Fiscal Year" means the Company's fiscal year.

     2.19 "Freestanding SAR" means a SAR that is granted independently of any Option pursuant to Article VI.

     2.20 "Holder" means a person who has been granted an Award or any person who is entitled to receive Shares (and/or cash in the case of a Stock Appreciation Right) under an Award.

     2.21 "Incentive Stock Option" or "ISO" means an option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of the Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

     2.22 "Mature Shares" means shares of Stock that the Holder has held for at least six months.

     2.23 "Nonqualified Stock Option" or "NQSO" means an Option that is designated as a nonqualified stock option. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under the Plan and not an incentive stock option under the Code.

     2.24 "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to Article V.

     2.25  "Option Price" shall have the meaning ascribed to that term in
Section 5.4.

     2.26  "Optionee" means a person who is granted an Option under the Plan.

     2.27 "Option Agreement" means a written contract setting forth the terms and conditions of an Option.

     2.28 "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article X.

     2.29 "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.30 "Performance-Based Award" means a Performance Stock Award, a Performance Unit, or a Cash-Based Award granted to a Holder under which the fulfillment of performance goals determines the degree of payout or vesting.

     2.31 "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

     2.32  "Performance Goals" means one or more of the criteria described in
Article IX on which the performance goals applicable to an Award are based.

     2.33 "Performance Period" means the period of time during which the performance goals applicable to a Performance-Based Award must be met.

     2.34 "Performance Stock Award" means an Award granted to a Holder pursuant to Article IX.

     2.35 "Performance Unit Award" means an Award granted to a Holder pursuant to Article IX.

     2.36 "Period of Restriction" means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in
Article VII.

     2.37 "Plan" means The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

     2.38 "Restricted Stock" means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

     2.39 "Restricted Stock Award" means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

     2.40 "Retirement" means retirement in accordance with the terms of a retirement plan that is qualified under section 401(a) of the Code and maintained by the Company or an Affiliate in which the Holder is a participant.

     2.41 "Stock Appreciation Right" or "SAR" means any stock appreciation right granted pursuant to Article VI of the Plan.

     2.42 "Stock" means the common stock of the Company, $.01 par value per share (or such other par value as may be designated by act of the Company's stockholders).

     2.43 "Subsidiary Corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.44 "Tandem SAR" means a SAR that is granted in connection with a related Option pursuant to Article VI, the exercise of which shall require forfeiture of the right to purchase a share of the Stock under the related Option (and when a share of the Stock is purchased under the Option, the Tandem SAR shall similarly be canceled).

     2.45 "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock or series of the Company or of any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

     2.46 "Termination of Employment" means, in the case of an Award other than an Incentive Stock Option, the termination of the Award recipient's employment relationship with the Company and all Affiliates. "Termination of Employment" means, in the case of an Incentive Stock Option, the termination of the Optionee's employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an Incentive Stock Option in a transaction to which section 424(a) of the Code applies.

     2.47  "TMW Group" shall have the meaning ascribed to that term in Section
1.2.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. The persons who are eligible to receive Awards under the Plan are Employees who have substantial responsibility for or involvement with the management and growth of one or more members of the TMW Group. However, only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan.

     3.2 Participation. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                   ARTICLE IV

                     GENERAL PROVISIONS RELATING TO AWARDS

     4.1 Authority to Grant Awards. The Committee may grant Awards to those Employees as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

     4.2 Dedicated Shares; Maximum Awards. The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 600,000. The aggregate number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan is 600,000. The aggregate number of shares of Stock with respect to which Nonqualified Stock Options may be granted under the Plan is 600,000. The aggregate number of shares of Stock with respect to which Stock Appreciation Rights may be granted under the Plan is 600,000. The aggregate number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 300,000. The aggregate number of shares of Stock with respect to which Performance Stock Awards may be granted under the Plan is 300,000. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted to an Employee during a Fiscal Year is 200,000. The maximum number of shares of Stock with respect to which Nonqualified Stock Options may be granted to an Employee during a Fiscal Year is 200,000. The maximum number of shares of Stock with respect to which Stock Appreciation Rights may be granted to an Employee during a Fiscal Year is 200,000. The maximum number of shares of Stock with respect to which Restricted Stock Awards may be granted to an Employee during a Fiscal Year is 150,000. The maximum amount with respect to which Deferred Stock Unit Awards may be granted to an Employee during a Fiscal Year may not exceed in value the Fair Market Value of 150,000 shares of Stock determined as of the date of grant. The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee during a Fiscal Year is 150,000. The maximum number of shares of Stock with respect to which Performance Unit Awards may be granted to an Employee during a Fiscal Year is 150,000. The maximum number of shares of Stock with respect to which Other Stock-Based Awards may be granted to an Employee during a Fiscal Year is 150,000. The maximum aggregate amount with respect to which Cash-Based Awards may be awarded or credited to an Employee during a Fiscal Year may not exceed in value $3,000,000 determined as of the date of grant. The maximum aggregate amount with respect to which Performance Unit Awards may be awarded or credited to an Employee during a Fiscal Year may not exceed in value $3,000,000 determined as of the date of grant. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XI; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules. If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award granted under the Plan. If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. If a Stock Appreciation Right is exercised, only the number of shares of Stock actually issued shall be charged against the maximum number of shares of Stock that may be delivered pursuant to Awards under the Plan.

     4.3 Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders, Awards shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him or her. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

     4.4 Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5  Changes in the Company's Capital Structure.

     (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

     (c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an Award Agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automati-cally convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

          (1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

          (2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

          (3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award as the case may be will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

          (4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

          (5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

     In effecting one or more of alternatives in (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

     (d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreements evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     (e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

     (f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

     4.6 Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

     4.7 Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

     4.8 Forfeiture Events. The Committee may specify in an Award Agreement that the Holder's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder's provision of services to the Company or its Affiliates, violation of material policies of the TMW Group, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the TMW Group.

                                   ARTICLE V

                                    OPTIONS

     5.1 Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

     5.2 Type of Options Available. Options granted under the Plan may be Incentive Stock Options intended to satisfy the requirements of section 422 of the Code or Nonqualified Stock Options that are not intended to satisfy the requirements of section 422 of the Code.

     5.3 Option Agreement. Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) whether the Option is intended to be an ISO or a NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions applicable to the Option, and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Option Agreement, to the extent the limitations of section 422 of the Code are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO.

     5.4 Option Price. The price at which shares of Stock may be purchased under an Option (the "Option Price") shall not be less than 100 percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted. However, in the case of a Ten Percent Stockholder, the Option Price for an Incentive Stock Option shall not be less than 110 percent (110%) of the Fair Market Value of the shares of Stock on the date the Incentive Stock Option is granted. Subject to the limitations set forth in the preceding sentences of this
Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

     5.5 Duration of Options. An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in Section 5.5(a), or
(ii) the period of time specified herein that follows the Optionee's death, Disability, Retirement or other Termination of Employment. Unless the Optionee's applicable Option Agreement specifies otherwise, an Option shall not continue to vest after the Optionee's Termination of Employment for any reason other than the death or Disability of the Optionee.

     (a) General Term of Option. Unless the Option Agreement specifies a shorter general term, an Option shall expire on the tenth anniversary of the date the Option is granted. Notwithstanding the foregoing, unless the Option Agreement specifies a shorter term, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

     (b) Early Termination of Option Due to Termination of Employment Other Than for Death, Disability or Retirement. Except as may be otherwise expressly provided by the Committee in an Option Agreement, an Option shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) the date that is one day less than one month after the date of the Optionee's Termination of Employment, whether with or without cause, for any reason other than the death, Disability or Retirement of the Optionee, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment. The Committee shall determine whether an authorized leave of absence, absence on military or government service, or any other absence from service shall constitute a termination of the employment relationship between the Optionee and the Company and all Affiliates. Notwithstanding the foregoing, in the case of an Incentive Stock Option, if an Optionee has an authorized leave of absence from employment with the Company, a Parent Corporation or a Subsidiary Corporation that exceeds 90 days and the Optionee's right to reemployment is not guaranteed by either statute or contract, the Optionee will be deemed to incur a Termination of Employment on the 91st day of such leave.

     (c) Early Termination of Option Due to Death. Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment due to death before the date of expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the date of the Optionee's death, during which period the Optionee's executors or administrators or such persons to whom such Options were transferred by will or by the laws of descent and distribution, shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of his death.

     (d) Early Termination of Option Due to Disability. Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Termination of Employment due to Disability before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment due to Disability, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment.

     (e) Early Termination of Option Due to Retirement. Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment due to Retirement before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment due to Retirement, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment.

     After the death of the Optionee, the Optionee's executors, administrators or any person or persons to whom the Optionee's Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of all of the remaining unexercised and unexpired shares of Stock subject to the Option.

     5.6 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. Unless the Committee specifies otherwise in an applicable Option Agreement, an Option Agreement shall set forth the following terms regarding the exercise of the Option covered by the Option Agreement:

          (a) No Option granted under the Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any subsidiary of the Company following the date of grant;

          (b) Beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 1/3 of the shares subject to the Option;

          (c) After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares initially subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full;

          (d) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of grant.

     However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as the Committee may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. However, in no event shall any Option be exercisable on or after the tenth anniversary of the date of the grant of the Option.

     5.7  EXERCISE OF OPTIONS.

     (a) General Method of Exercise. Subject to the terms and provisions of the Plan and an Optionee's Option Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Optionee wishes to exercise such option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which the certificate representing such shares of Stock should be mailed. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price and any applicable tax withholding amounts which must be made at the time of exercise by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or
(d) except as specified below, any other form of payment which is acceptable to the Committee. If Mature Shares are used for payment by the Optionee, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

     If, at the time of receipt by the Company or its delegate of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law, does not require any vote or consent of any stockholder of the Company and does not violate the terms of any agreement to which the Company is a party or by which it is bound, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board authorizing the acquisition by the Company of its own shares of stock for such purpose, then such Optionee may deliver to the Company, in payment of the Option Price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such Optionee that represent a number of shares of stock legally and beneficially owned by such Optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company or its delegate of such written notice that is not greater than the Option Price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the Option Price of the shares of Stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier's check drawn on a national banking association and payable to the order of the Company, in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option Price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company or its delegate with such written notice shall be returned to such Optionee, together with notice by the Company or its delegate to such Optionee of the refusal of the Committee to accept such shares of Stock. If, at the expiration of seven business days after the delivery to such Optionee of such written notice from the Company or its delegate, such Optionee shall not have delivered to the Company or its delegate a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the Optionee to the Company or its delegate shall be ineffective to exercise such Option.

     Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company or its delegate certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

     (b) Issuance of Shares. Subject to Section 4.4 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

     (c) Exercise Through Third-Party Broker. The Committee may permit an Optionee to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

     (d) Limitations on Exercise Alternatives. The Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option. In addition, the Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares. An Option may not be exercised for a fraction of a share of Stock.

     5.8  Transferability of Options.

     (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by the Optionee, and after that time, by the Optionee's heirs or estate.

     (b) Nonqualified Stock Options. Except as otherwise provided in an Optionee's Option Agreement, no NQSO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Optionee's Option Agreement, all NQSOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by such Optionee.

     Any attempted assignment of an Option in violation of this Section 5.8 shall be null and void.

     5.9 Notification of Disqualifying Disposition. If any Optionee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Optionee shall notify the Company of such disposition within ten (10) days thereof.

     5.10 No Rights as Stockholder. An Optionee shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     5.11 $100,000 Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to Incentive Stock Options under the Plan and Stock subject to incentive stock options under all other plans of the Company, such Options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                                   ARTICLE VI

                           STOCK APPRECIATION RIGHTS

     6.1 Authority to Grant Stock Appreciation Rights Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Stock Appreciation Rights under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Employee and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     6.2 Type of Stock Appreciation Rights Available. SARs granted under the Plan may be Freestanding SARs, Tandem SARs or any combination of these forms of SARs. Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, a cash amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than 100 percent of the Fair Market Value of one share of the Stock on the date of grant of the SAR and in no event less than par value of one share of the Stock. The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a share of the Stock on the date of grant of the SAR. The grant price of a Tandem SAR shall equal the Option Price of the Option which is related to the Tandem SAR.

     6.3 Stock Appreciation Right Agreement. Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the SAR is intended to be a Freestanding SAR or a Tandem SAR, (b) the grant price of the SAR, (c) the term of the SAR, (d) the vesting and termination provisions and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

     6.4 Term of Stock Appreciation Rights. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

     6.5 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

     6.6  Exercise of Tandem SARs.

     (a) Tandem SARs may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable.

     (b) Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (1) the Tandem SAR will expire no later than the expiration of the underlying ISO; (2) the value of the payout with respect to the Tandem SAR may be for no more than 100 percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (3) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO.

     6.7 Payment of SAR Amount. Upon the exercise of a SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The excess of the Fair Market Value of a share of the Stock on the date of exercise over the grant price of the SAR by

          (b) The number of shares of Stock with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     6.8 Termination of Employment. Each Award Agreement shall set forth the extent to which the grantee of a SAR shall have the right to exercise the SAR following the grantee's Termination of Employment. Such provisions hall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the grantee, and need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

     6.9 Nontransferability of SARs. Except as otherwise provided in a Holder's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Holder's Award Agreement, all SARs granted to a Holder under the Plan shall be exercisable during his or her lifetime only by the Holder, and after that time, by the Holder's heirs or estate. Any attempted assignment of a SAR in violation of this Section 6.9 shall be null and void.

     6.10 No Rights as Stockholder. A grantee of a SAR award, as such, shall have no rights as a stockholder.

     6.11 Restrictions on Stock Received. The Committee may impose such conditions and/or restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

                                  ARTICLE VII

                            RESTRICTED STOCK AWARDS

     7.1 Restricted Stock Awards. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to Restricted Stock, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

     Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

     7.2 Holder's Rights as Stockholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Restricted Stock Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Restricted Stock Award Agreement.

                                  ARTICLE VIII

                           DEFERRED STOCK UNIT AWARDS

     8.1 Authority to Grant Deferred Stock Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Deferred Stock Units under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Deferred Stock Unit Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of Deferred Stock Units credited under the Plan for the benefit of a Holder.

     8.2 Deferred Stock Unit Awards. A Deferred Stock Unit shall be similar in nature to Restricted Stock except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each Deferred Stock Unit shall have a value equal to the Fair Market Value of a share of Stock.

     8.3 Deferred Stock Unit Award Agreement. Each Deferred Stock Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

     8.4 Payments Under Deferred Stock Unit Awards. Payments pursuant to a Deferred Stock Unit Award shall be made at such time as the Committee specifies in the Holder's Award Agreement. Payment under a Deferred Stock Unit Award shall be made in shares of Stock that have an aggregate Fair Market Value equal to the value of the Deferred Stock Units.

     8.5 Holder's Rights as Stockholder. Each recipient of Deferred Stock Units shall have no rights of a stockholder with respect to the Holder's Deferred Stock Units. A Holder shall have no voting rights with respect to any Deferred Stock Unit Awards.

                                   ARTICLE IX

                 PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS

     9.1  Authority to Grant Performance Stock and Performance Unit
Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Stock or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. A Performance Goal for a particular Performance Stock or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations sec. 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee. If the Committee imposes vesting or transferability restrictions on a recipient's rights with respect to Performance Stock or Performance Unit Awards, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

     Each Performance Stock or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

     9.2 Rights as Stockholder. Subject to the terms and conditions of the Plan, each Holder of Performance Stock or Performance Unit Award shall have all the rights of a stockholder with respect to the shares of Stock included in the Award during any period in which such shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock, if unrestricted shares of Stock of the same class have the right to vote. Dividends paid with respect to Performance Stock Awards in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the Holder currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Performance Stock Award.

     9.3 Increases Prohibited. None of the Committee or the Board of the Company may increase the amount of compensation payable under a Performance Stock or Performance Unit Award. If the time at which a Performance Stock or Performance Unit Award will vest is accelerated for any reason, the number of shares of Stock subject to the Performance Stock or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

                                   ARTICLE X

                 CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

     10.1 Authority to Grant Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to Employees in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee shall determine.

     10.2 Authority to Grant Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee. The Committee may establish performance goals in its discretion for Cash-Based Awards and Other Stock-Based Awards. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Holder will depend on the extent to which the performance goals are met.

     10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

     10.5 Termination of Employment. The Committee shall determine the extent to which a grantee's rights with respect to Cash-Based Awards and Other Stock-Based Awards shall be affected by the grantee's Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Awards of Cash-Based Awards and Other Stock-Based Awards issued pursuant to the Plan.

     10.6 Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Holder's rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Holder.

                                   ARTICLE XI

                              SUBSTITUTION AWARDS

     Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other corporations who are about to become Employees, or whose employer is about to become a parent or subsidiary corporation as contemplated in Section 3.1, conditioned in the case of an Incentive Stock Option upon the employee becoming an employee of the Company or a parent or subsidiary corporation of the Company, as the result of a merger of consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50 percent (50%) of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted, but with respect to Options that are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute Option as an incentive stock option under section 422 of the Code.

                                  ARTICLE XII

                                 ADMINISTRATION

     12.1 Awards. The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

     12.2 Authority of the Committee. The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to award granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. When appropriate, the Plan shall be administered in order to qualify certain of the Options granted hereunder as Incentive Stock Options. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a) determine the persons to whom and the time or times at which Awards will be made;

          (b) determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

          (c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

          (d) accelerate the time at which any outstanding Award will vest;

          (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

          (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

     The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within six (6) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in Section 12.3.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article XII and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

     12.3 Decisions Binding. All determinations and decisions made by the Committee and the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Committee and the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Holders and the estates and beneficiaries of Employees and Holders.

     12.4 No Liability. Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's or the Committee's roles in connection with the Plan.

                                  ARTICLE XIII

                        AMENDMENT OR TERMINATION OF PLAN

     13.1  Amendment, Modification, Suspension, and Termination.  Subject to
Section 13.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR issued under the Plan, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

     13.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

                                  ARTICLE XIV

                                 MISCELLANEOUS

     14.1 Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     14.2 No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder's employment at any time or for any reason not prohibited by law.

     14.3 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder's exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company's or the Affiliate's minimum statutory withholding tax obligations. The Committee may, in its discretion, permit a Holder to satisfy any minimum tax withholding obligations arising upon the vesting of Restricted Stock by delivering to the Holder of the Restricted Stock Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of Restricted Stock, the Company shall
(a) calculate the amount of the Company's or an Affiliate's minimum statutory tax withholding obligation on the assumption that all such shares of vested Restricted Stock are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the minimum amount of tax the Company or an Affiliate is obliged to withhold and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the minimum withholding tax due. The Company shall withhold only whole shares of Stock to satisfy its minimum withholding obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the Company's minimum withholding tax obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of its minimum withholding obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 14.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder's right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on Restricted Stock until the Company or an Affiliate has received payment sufficient to cover all minimum tax withholding amounts due with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

     14.4 Written Agreement. Each Award shall be embodied in a written agreement or statement which shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

     14.5 Indemnification of the Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member's duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

     14.6 Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

     14.7 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     14.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

     14.9 Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

     14.10 Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

     14.11 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     14.12 Law Limitations/Governmental Approvals. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     14.13 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

          (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

          (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

     14.14 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

     14.15 Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Stock.

     14.16 Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the TMW Group operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to:

          (a) determine which Affiliates shall be covered by the Plan;

          (b) determine which persons employed outside the United States are eligible to participate in the Plan;

          (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States;

          (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable -- any subplans and modifications to Plan terms and procedures established under this Section 14.16 by the Committee shall be attached to the Plan document as Appendices; and

          (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

     Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

     14.17 No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     14.18 Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

     14.19 Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas.

                                                                      APPENDIX D

                           THE MEN'S WEARHOUSE, INC.

                         1996 LONG-TERM INCENTIVE PLAN
                            (AS AMENDED AND RESTATED
                           EFFECTIVE MARCH 29, 2004)

                               TABLE OF CONTENTS

                                                              SECTION
                                                              -------
          ARTICLE I -- ESTABLISHMENT, PURPOSE AND DURATION
Establishment...............................................     1.1
Purpose of the Plan.........................................     1.2
Duration of Authority to Make Grants Under the Plan.........     1.3
                      ARTICLE II -- DEFINITIONS
Affiliate...................................................     2.1
Award.......................................................     2.2
Award Agreement.............................................     2.3
Board.......................................................     2.4
Cash-Based Award............................................     2.5
Code........................................................     2.6
Committee...................................................     2.7
Company.....................................................     2.8
Corporate Change............................................     2.9
Covered Employee............................................    2.10
Deferred Stock Unit.........................................    2.11
Deferred Stock Unit Award...................................    2.12
Disability..................................................    2.13
Effective Date..............................................    2.14
Employee....................................................    2.15
Exchange Act................................................    2.16
Fair Market Value...........................................    2.17
Fiscal Year.................................................    2.18
Freestanding SAR............................................    2.19
Holder......................................................    2.20
Incentive Stock Option or ISO...............................    2.21
Mature Shares...............................................    2.22
Nonqualified Stock Option or NQSO...........................    2.23
Option......................................................    2.24
Option Price................................................    2.25
Optionee....................................................    2.26
Option Agreement............................................    2.27
Other Stock-Based Award.....................................    2.28
Parent Corporation..........................................    2.29
Performance-Based Award.....................................    2.30
Performance-Based Compensation..............................    2.31
Performance Goals...........................................    2.32
Performance Period..........................................    2.33
Performance Stock Award.....................................    2.34
Performance Unit Award......................................    2.35
Period of Restriction.......................................    2.36
Plan........................................................    2.37
Restricted Stock............................................    2.38
Restricted Stock Award......................................    2.39
Retirement..................................................    2.40
Stock Appreciation Right or SAR.............................    2.41
Stock.......................................................    2.42
Subsidiary Corporation......................................    2.43
Tandem SAR..................................................    2.44

                                                              SECTION
                                                              -------
Ten Percent Stockholder.....................................    2.45
Termination of Employment...................................    2.46
TMW Group...................................................    2.47
            ARTICLE III -- ELIGIBILITY AND PARTICIPATION
Eligibility.................................................     3.1
Participation...............................................     3.2
         ARTICLE IV -- GENERAL PROVISIONS RELATING TO AWARDS
Authority to Grant Awards...................................     4.1
Dedicated Shares; Maximum Awards............................     4.2
Non-Transferability.........................................     4.3
Requirements of Law.........................................     4.4
Changes in the Company's Capital Structure..................     4.5
Election Under Section 83(b) of the Code....................     4.6
Forfeiture for Cause........................................     4.7
Forfeiture Events...........................................     4.8
                    ARTICLE V -- OPTIONS
Authority to Grant Options..................................     5.1
Type of Options Available...................................     5.2
Option Agreement............................................     5.3
Option Price................................................     5.4
Duration of Options.........................................     5.5
Amount Exercisable..........................................     5.6
Exercise of Options.........................................     5.7
Transferability of Options..................................     5.8
Notification of Disqualifying Disposition...................     5.9
No Rights as Stockholder....................................    5.10
$100,000 Limitation on Incentive Stock Options..............    5.11
          ARTICLE VI -- STOCK APPRECIATION RIGHTS
Authority to Grant Stock Appreciation Rights Awards.........     6.1
Type of Stock Appreciation Rights Available.................     6.2
Stock Appreciation Right Agreement..........................     6.3
Term of Stock Appreciation Rights...........................     6.4
Exercise of Freestanding SARs...............................     6.5
Exercise of Tandem SARs.....................................     6.6
Payment of SAR Amount.......................................     6.7
Termination of Employment...................................     6.8
Nontransferability of SARs..................................     6.9
No Rights as Stockholder....................................    6.10
Restrictions on Stock Received..............................    6.11
           ARTICLE VII -- RESTRICTED STOCK AWARDS
Restricted Stock Awards.....................................     7.1
Holder's Rights as Stockholder..............................     7.2
         ARTICLE VIII -- DEFERRED STOCK UNIT AWARDS
Authority to Grant Deferred Stock Unit Awards...............     8.1
Deferred Stock Unit Awards..................................     8.2
Deferred Stock Unit Award Agreement.........................     8.3
Payments Under Deferred Stock Unit Awards...................     8.4
Holder's Rights as Stockholder..............................     8.5
     ARTICLE IX -- PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS
Authority to Grant Performance Stock and Performance Unit
  Awards....................................................     9.1

                                                              SECTION
                                                              -------
Rights as Stockholder.......................................     9.2
Increases Prohibited........................................     9.3
ARTICLE X -- CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS
Authority to Grant Cash-Based Awards........................    10.1
Authority to Grant Other Stock-Based Awards.................    10.2
Value of Cash-Based Awards and Other Stock-Based Awards.....    10.3
Payment of Cash-Based Awards and Other Stock-Based Awards...    10.4
Termination of Employment...................................    10.5
Nontransferability..........................................    10.6
             ARTICLE XI -- SUBSTITUTION AWARDS
               ARTICLE XII -- ADMINISTRATION
Awards......................................................    12.1
Authority of the Committee..................................    12.2
Decisions Binding...........................................    12.3
No Liability................................................    12.4
      ARTICLE XIII -- AMENDMENT OR TERMINATION OF PLAN
Amendment, Modification, Suspension, and Termination........    13.1
Awards Previously Granted...................................    13.2
                ARTICLE XIV -- MISCELLANEOUS
Unfunded Plan/No Establishment of a Trust Fund..............    14.1
No Employment Obligation....................................    14.2
Tax Withholding.............................................    14.3
Written Agreement...........................................    14.4
Indemnification of the Committee............................    14.5
Gender and Number...........................................    14.6
Severability................................................    14.7
Headings....................................................    14.8
Other Compensation Plans....................................    14.9
Other Awards................................................   14.10
Successors..................................................   14.11
Law Limitations/Governmental Approvals......................   14.12
Delivery of Title...........................................   14.13
Inability to Obtain Authority...............................   14.14
Investment Representations..................................   14.15
Persons Residing Outside of the United States...............   14.16
No Fractional Shares........................................   14.17
Arbitration of Disputes.....................................   14.18
Governing Law...............................................   14.19

                                   ARTICLE I

                      ESTABLISHMENT, PURPOSE AND DURATION

     1.1 Establishment. The Company hereby amends and restates in its entirety as set forth in this document the Company's incentive compensation plan originally named "The Men's Wearhouse, Inc. 1996 Stock Option Plan," which is hereby renamed "The Men's Wearhouse, Inc. 1996 Long-Term Incentive Plan." The Plan, as amended and restated, permits the grant of Options (both Incentive Stock Options and Nonqualified Stock Options), Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. The Plan shall become effective and shall be deemed to have been adopted on the date the Plan is approved by the Board if within one year of that date it shall have been approved by the holders of at least a majority of the outstanding shares of voting stock of the Company or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a meeting of stockholders (the "Effective Date"), and shall remain in effect as provided in Section 1.3.

     1.2 Purpose of the Plan. The purpose of the Plan is to reward certain corporate officers and other employees of the Company and its Affiliates (collectively, the "TMW Group") by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company or certain other performance measures. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the TMW Group with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the TMW Group.

     1.3 Duration of Authority to Make Grants Under the Plan. No Awards may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

                                   ARTICLE II

                                  DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

     2.1 "Affiliate" means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

     2.2 "Award" means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards, in each case subject to the terms and provisions of the Plan.

     2.3 "Award Agreement" means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

     2.4  "Board" means the board of directors of the Company.

     2.5  "Cash-Based Award" means an Award granted to a Holder pursuant to
Article X.

     2.6 "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

     2.7 "Committee" means a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

     2.8 "Company" means The Men's Wearhouse, Inc., a Texas corporation, or any successor (by reincorporation, merger or otherwise).

     2.9  "Corporate Change" shall have the meaning ascribed to that term in
Section 4.5(c).

     2.10 "Covered Employee" means a Holder who is a "covered employee," as defined in section 162(m) of the Code and the regulations promulgated thereunder, or any successor statute.

     2.11 "Deferred Stock Unit" means a unit credited to a Holder's ledger account maintained by the Company pursuant to Article VIII.

     2.12  "Deferred Stock Unit Award" means an Award granted pursuant to
Article VIII.

     2.13 "Disability" means as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company's long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is not covered, for whatever reason under the Company's long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, "Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

     2.14  "Effective Date" shall have the meaning ascribed to that term in
Section 1.1.

     2.15 "Employee" means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

     2.16 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

     2.17 "Fair Market Value" of the Stock as of any particular date means, if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market, provided that (a) if the Stock is not so traded, (b) if no closing price or bid and asked prices for the stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

     2.18  "Fiscal Year" means the Company's fiscal year.

     2.19 "Freestanding SAR" means a SAR that is granted independently of any Option pursuant to Article VI.

     2.20 "Holder" means a person who has been granted an Award or any person who is entitled to receive Shares (and/or cash in the case of a Stock Appreciation Right) under an Award.

     2.21 "Incentive Stock Option" or "ISO" means an option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of the Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

     2.22 "Mature Shares" means shares of Stock that the Holder has held for at least six months.

     2.23 "Nonqualified Stock Option" or "NQSO" means an Option that is designated as a nonqualified stock option. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under the Plan and not an incentive stock option under the Code.

     2.24 "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to Article V.

     2.25  "Option Price" shall have the meaning ascribed to that term in
Section 5.4.

     2.26  "Optionee" means a person who is granted an Option under the Plan.

     2.27 "Option Agreement" means a written contract setting forth the terms and conditions of an Option.

     2.28 "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article X.

     2.29 "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.30 "Performance-Based Award" means a Performance Stock Award, a Performance Unit, or a Cash-Based Award granted to a Holder under which the fulfillment of performance goals determines the degree of payout or vesting.

     2.31 "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

     2.32  "Performance Goals" means one or more of the criteria described in
Article IX on which the performance goals applicable to an Award are based.

     2.33 "Performance Period" means the period of time during which the performance goals applicable to a Performance-Based Award must be met.

     2.34 "Performance Stock Award" means an Award granted to a Holder pursuant to Article IX.

     2.35 "Performance Unit Award" means an Award granted to a Holder pursuant to Article IX.

     2.36 "Period of Restriction" means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in
Article VII.

     2.37 "Plan" means The Men's Wearhouse, Inc. 1996 Long-Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

     2.38 "Restricted Stock" means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

     2.39 "Restricted Stock Award" means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

     2.40 "Retirement" means retirement in accordance with the terms of a retirement plan that is qualified under section 401(a) of the Code and maintained by the Company or an Affiliate in which the Holder is a participant.

     2.41 "Stock Appreciation Right" or "SAR" means any stock appreciation right granted pursuant to Article VI of the Plan.

     2.42 "Stock" means the common stock of the Company, $.01 par value per share (or such other par value as may be designated by act of the Company's stockholders).

     2.43 "Subsidiary Corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.44 "Tandem SAR" means a SAR that is granted in connection with a related Option pursuant to Article VI, the exercise of which shall require forfeiture of the right to purchase a share of the Stock under the related Option (and when a share of the Stock is purchased under the Option, the Tandem SAR shall similarly be canceled).

     2.45 "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock or series of the Company or of any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

     2.46 "Termination of Employment" means, in the case of an Award other than an Incentive Stock Option, the termination of the Award recipient's employment relationship with the Company and all Affiliates. "Termination of Employment" means, in the case of an Incentive Stock Option, the termination of the Optionee's employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an Incentive Stock Option in a transaction to which section 424(a) of the Code applies.

     2.47  "TMW Group" shall have the meaning ascribed to that term in Section
1.2.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. The persons who are eligible to receive Awards under the Plan are Employees who have substantial responsibility for or involvement with the management and growth of one or more members of the TMW Group; provided that George Zimmer and James Zimmer shall not be eligible to participate in the Plan. However, only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan.

     3.2 Participation. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                   ARTICLE IV

                     GENERAL PROVISIONS RELATING TO AWARDS

     4.1 Authority to Grant Awards. The Committee may grant Awards to those Employees as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

     4.2 Dedicated Shares; Maximum Awards. The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 1,850,000. The aggregate number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan is 1,850,000. The aggregate number of shares of Stock with respect to which Nonqualified Stock Options may be granted under the Plan is 1,850,000. The aggregate number of shares of Stock with respect to which Stock Appreciation Rights may be granted under the Plan is 1,850,000. The aggregate number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 925,000. The aggregate number of shares of Stock with respect to which Performance Stock Awards may be granted under the Plan is 925,000. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted to an Employee during a Fiscal Year is 600,000. The maximum number of shares of Stock with respect to which Nonqualified Stock Options may be granted to an Employee during a Fiscal Year is 600,000. The maximum number of shares of Stock with respect to which Stock Appreciation Rights may be granted to an Employee during a Fiscal Year is 600,000. The maximum number of shares of Stock with respect to which Restricted Stock Awards may be granted to an Employee during a Fiscal Year is 450,000. The maximum amount with respect to which Deferred Stock Unit Awards may be granted to an Employee during a Fiscal Year may not exceed in value the Fair Market Value of 450,000 shares of Stock determined as of the date of grant. The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee during a Fiscal Year is 450,000. The maximum number of shares of Stock with respect to which Performance Unit Awards may be granted to an Employee during a Fiscal Year is 450,000. The maximum number of shares of Stock with respect to which Other Stock-Based Awards may be granted to an Employee during a Fiscal Year is 450,000. The maximum aggregate amount with respect to which Cash-Based Awards may be awarded or credited to an Employee during a Fiscal Year may not exceed in value $3,000,000 determined as of the date of grant. The maximum aggregate amount with respect to which Performance Unit Awards may be awarded or credited to an Employee during a Fiscal Year may not exceed in value $3,000,000 determined as of the date of grant. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XI; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules. If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award granted under the Plan. If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. If a Stock Appreciation Right is exercised, only the number of shares of Stock actually issued shall be charged against the maximum number of shares of Stock that may be delivered pursuant to Awards under the Plan.

     4.3 Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders, Awards shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him or her. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

     4.4 Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5  Changes in the Company's Capital Structure.

     (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

     (c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an Award Agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

          (1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

          (2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

          (3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award as the case may be will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

          (4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

          (5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

     In effecting one or more of alternatives in (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

     (d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreements evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     (e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

     (f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

     4.6 Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

     4.7 Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

     4.8 Forfeiture Events. The Committee may specify in an Award Agreement that the Holder's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder's provision of services to the Company or its Affiliates, violation of material policies of the TMW Group, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the TMW Group.

                                   ARTICLE V

                                    OPTIONS

     5.1 Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

     5.2 Type of Options Available. Options granted under the Plan may be Incentive Stock Options intended to satisfy the requirements of section 422 of the Code or Nonqualified Stock Options that are not intended to satisfy the requirements of section 422 of the Code.

     5.3 Option Agreement. Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) whether the Option is intended to be an ISO or a NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions applicable to the Option, and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an

ISO in the applicable Option Agreement, to the extent the limitations of section 422 of the Code are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO.

     5.4 Option Price. The price at which shares of Stock may be purchased under an Option (the "Option Price") shall not be less than 100 percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted. However, in the case of a Ten Percent Stockholder, the Option Price for an Incentive Stock Option shall not be less than 110 percent (110%) of the Fair Market Value of the shares of Stock on the date the Incentive Stock Option is granted. Subject to the limitations set forth in the preceding sentences of this
Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

     5.5 Duration of Options. An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in Section 5.5(a), or
(ii) the period of time specified herein that follows the Optionee's death, Disability, Retirement or other Termination of Employment. Unless the Optionee's applicable Option Agreement specifies otherwise, an Option shall not continue to vest after the Optionee's Termination of Employment for any reason other than the death or Disability of the Optionee.

     (a) General Term of Option. Unless the Option Agreement specifies a shorter general term, an Option shall expire on the tenth anniversary of the date the Option is granted. Notwithstanding the foregoing, unless the Option Agreement specifies a shorter term, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

     (b) Early Termination of Option Due to Termination of Employment Other Than for Death, Disability or Retirement. Except as may be otherwise expressly provided by the Committee in an Option Agreement, an Option shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) the date that is one day less than one month after the date of the Optionee's Termination of Employment, whether with or without cause, for any reason other than the death, Disability or Retirement of the Optionee, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment. The Committee shall determine whether an authorized leave of absence, absence on military or government service, or any other absence from service shall constitute a termination of the employment relationship between the Optionee and the Company and all Affiliates. Notwithstanding the foregoing, in the case of an Incentive Stock Option, if an Optionee has an authorized leave of absence from employment with the Company, a Parent Corporation or a Subsidiary Corporation that exceeds 90 days and the Optionee's right to reemployment is not guaranteed by either statute or contract, the Optionee will be deemed to incur a Termination of Employment on the 91st day of such leave.

     (c) Early Termination of Option Due to Death. Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment due to death before the date of expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the date of the Optionee's death, during which period the Optionee's executors or administrators or such persons to whom such Options were transferred by will or by the laws of descent and distribution, shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of his death.

     (d) Early Termination of Option Due to Disability. Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Termination of Employment due to Disability before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment due to Disability, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment.

     (e) Early Termination of Option Due to Retirement. Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment due to Retirement before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment due to Retirement, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment.

     After the death of the Optionee, the Optionee's executors, administrators or any person or persons to whom the Optionee's Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of all of the remaining unexercised and unexpired shares of Stock subject to the Option.

     5.6 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. Unless the Committee specifies otherwise in an applicable Option Agreement, an Option Agreement shall set forth the following terms regarding the exercise of the Option covered by the Option Agreement:

          (a) No Option granted under the Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any subsidiary of the Company following the date of grant;

          (b) Beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 1/3 of the shares subject to the Option;

          (c) After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares initially subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full;

          (d) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of grant.

     However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as the Committee may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. However, in no event shall any Option be exercisable on or after the tenth anniversary of the date of the grant of the Option.

     5.7  Exercise of Options.

     (a) General Method of Exercise. Subject to the terms and provisions of the Plan and an Optionee's Option Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Optionee wishes to exercise such option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which the certificate representing such shares of Stock should be mailed. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price and any applicable tax withholding amounts which must be made at the time of exercise by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or
(d) except as specified below, any other form of payment which is acceptable to the Committee. If Mature Shares are used for payment by the Optionee, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

     If, at the time of receipt by the Company or its delegate of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law, does not require any vote or consent of any stockholder of the Company and does not violate the terms of any agreement to which the Company is a party or by which it is bound, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board authorizing the acquisition by the Company of its own shares of stock for such purpose, then such Optionee may deliver to the Company, in payment of the Option Price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such Optionee that represent a number of shares of stock legally and beneficially owned by such Optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company or its delegate of such written notice that is not greater than the Option Price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the Option Price of the shares of Stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier's check drawn on a national banking association and payable to the order of the Company, in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option Price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company or its delegate with such written notice shall be returned to such Optionee, together with notice by the Company or its delegate to such Optionee of the refusal of the Committee to accept such shares of Stock. If, at the expiration of seven business days after the delivery to such Optionee of such written notice from the Company or its delegate, such Optionee shall not have delivered to the Company or its delegate a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the Optionee to the Company or its delegate shall be ineffective to exercise such Option.

     Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company or its delegate certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

     (b) Issuance of Shares. Subject to Section 4.4 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

     (c) Exercise Through Third-Party Broker. The Committee may permit an Optionee to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

     (d) Limitations on Exercise Alternatives. The Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option. In addition, the Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares. An Option may not be exercised for a fraction of a share of Stock.

     5.8  Transferability of Options.

     (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by the Optionee, and after that time, by the Optionee's heirs or estate.

     (b) Nonqualified Stock Options. Except as otherwise provided in an Optionee's Option Agreement, no NQSO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Optionee's Option Agreement, all NQSOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by such Optionee.

     Any attempted assignment of an Option in violation of this Section 5.8 shall be null and void.

     5.9 Notification of Disqualifying Disposition. If any Optionee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Optionee shall notify the Company of such disposition within ten (10) days thereof.

     5.10 No Rights as Stockholder. An Optionee shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     5.11 $100,000 Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to Incentive Stock Options under the Plan and Stock subject to incentive stock options under all other plans of the Company, such Options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                                   ARTICLE VI

                           STOCK APPRECIATION RIGHTS

     6.1 Authority to Grant Stock Appreciation Rights Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Stock Appreciation Rights under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Employee and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     6.2 Type of Stock Appreciation Rights Available. SARs granted under the Plan may be Freestanding SARs, Tandem SARs or any combination of these forms of SARs. Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, a cash amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than 100 percent of the Fair Market Value of one share of the Stock on the date of grant of the SAR and in no event less than par value of one share of the Stock. The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a share of the

Stock on the date of grant of the SAR. The grant price of a Tandem SAR shall equal the Option Price of the Option which is related to the Tandem SAR.

     6.3 Stock Appreciation Right Agreement. Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the SAR is intended to be a Freestanding SAR or a Tandem SAR, (b) the grant price of the SAR, (c) the term of the SAR, (d) the vesting and termination provisions and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

     6.4 Term of Stock Appreciation Rights. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

     6.5 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

     6.6  Exercise of Tandem SARs.

     (a) Tandem SARs may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable.

     (b) Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (1) the Tandem SAR will expire no later than the expiration of the underlying ISO; (2) the value of the payout with respect to the Tandem SAR may be for no more than 100 percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (3) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO.

     6.7 Payment of SAR Amount. Upon the exercise of a SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The excess of the Fair Market Value of a share of the Stock on the date of exercise over the grant price of the SAR by

          (b) The number of shares of Stock with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     6.8 Termination of Employment. Each Award Agreement shall set forth the extent to which the grantee of a SAR shall have the right to exercise the SAR following the grantee's Termination of Employment. Such provisions hall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the grantee, and need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

     6.9 Nontransferability of SARs. Except as otherwise provided in a Holder's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Holder's Award Agreement, all SARs granted to a Holder under the Plan shall be exercisable during his or her lifetime only by the Holder, and after that time, by the Holder's heirs or estate. Any attempted assignment of a SAR in violation of this Section 6.9 shall be null and void.

     6.10 No Rights as Stockholder. A grantee of a SAR award, as such, shall have no rights as a stockholder.

     6.11 Restrictions on Stock Received. The Committee may impose such conditions and/or restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

                                  ARTICLE VII

                            RESTRICTED STOCK AWARDS

     7.1 Restricted Stock Awards. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to Restricted Stock, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

     Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

     7.2 Holder's Rights as Stockholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Restricted Stock Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Restricted Stock Award Agreement.

                                  ARTICLE VIII

                           DEFERRED STOCK UNIT AWARDS

     8.1 Authority to Grant Deferred Stock Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Deferred Stock Units under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Deferred Stock Unit Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of Deferred Stock Units credited under the Plan for the benefit of a Holder.

     8.2 Deferred Stock Unit Awards. A Deferred Stock Unit shall be similar in nature to Restricted Stock except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each Deferred Stock Unit shall have a value equal to the Fair Market Value of a share of Stock.

     8.3 Deferred Stock Unit Award Agreement. Each Deferred Stock Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

     8.4 Payments Under Deferred Stock Unit Awards. Payments pursuant to a Deferred Stock Unit Award shall be made at such time as the Committee specifies in the Holder's Award Agreement. Payment under a Deferred Stock Unit Award shall be made in shares of Stock that have an aggregate Fair Market Value equal to the value of the Deferred Stock Units.

     8.5 Holder's Rights as Stockholder. Each recipient of Deferred Stock Units shall have no rights of a stockholder with respect to the Holder's Deferred Stock Units. A Holder shall have no voting rights with respect to any Deferred Stock Unit Awards.

                                   ARTICLE IX

                 PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS

     9.1  Authority to Grant Performance Stock and Performance Unit
Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Stock or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. A Performance Goal for a particular Performance Stock or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations sec. 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee. If the Committee imposes vesting or transferability restrictions on a recipient's rights with respect to Performance Stock or Performance Unit Awards, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

     Each Performance Stock or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

     9.2 Rights as Stockholder. Subject to the terms and conditions of the Plan, each Holder of Performance Stock or Performance Unit Award shall have all the rights of a stockholder with respect to the shares of Stock included in the Award during any period in which such shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock, if unrestricted shares of Stock of the same class have the right to vote. Dividends paid with respect to Performance Stock Awards in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the Holder currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Performance Stock Award.

     9.3 Increases Prohibited. None of the Committee or the Board of the Company may increase the amount of compensation payable under a Performance Stock or Performance Unit Award. If the time at which a Performance Stock or Performance Unit Award will vest is accelerated for any reason, the number of shares of Stock subject to the Performance Stock or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

                                   ARTICLE X

                 CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

     10.1 Authority to Grant Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to Employees in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee shall determine.

     10.2 Authority to Grant Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee. The Committee may establish performance goals in its discretion for Cash-Based Awards and Other Stock-Based Awards. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Holder will depend on the extent to which the performance goals are met.

     10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

     10.5 Termination of Employment. The Committee shall determine the extent to which a grantee's rights with respect to Cash-Based Awards and Other Stock-Based Awards shall be affected by the grantee's Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Awards of Cash-Based Awards and Other Stock-Based Awards issued pursuant to the Plan.

     10.6 Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Holder's rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Holder.

                                   ARTICLE XI

                              SUBSTITUTION AWARDS

     Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other corporations who are about to become Employees, or whose employer is about to become a parent or subsidiary corporation as contemplated in Section 3.1, conditioned in the case of an Incentive Stock Option upon the employee becoming an employee of the Company or a parent or subsidiary corporation of the Company, as the result of a merger of consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50 percent (50%) of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted, but with respect to Options that are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute Option as an incentive stock option under section 422 of the Code.

                                  ARTICLE XII

                                 ADMINISTRATION

     12.1 Awards. The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

     12.2 Authority of the Committee. The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to award granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. When appropriate, the Plan shall be administered in order to qualify certain of the Options granted hereunder as Incentive Stock Options. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a) determine the persons to whom and the time or times at which Awards will be made;

          (b) determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

          (c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

          (d) accelerate the time at which any outstanding Award will vest;

          (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

          (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

     The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within six (6) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in Section 12.3.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article XII and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

     12.3 Decisions Binding. All determinations and decisions made by the Committee and the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Committee and the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Holders and the estates and beneficiaries of Employees and Holders.

     12.4 No Liability. Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's or the Committee's roles in connection with the Plan.

                                  ARTICLE XIII

                        AMENDMENT OR TERMINATION OF PLAN

     13.1  Amendment, Modification, Suspension, and Termination.  Subject to
Section 13.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR issued under the Plan, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

     13.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

                                  ARTICLE XIV

                                 MISCELLANEOUS

     14.1 Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     14.2 No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder's employment at any time or for any reason not prohibited by law.

     14.3 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder's exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company's or the Affiliate's minimum statutory withholding tax obligations. The Committee may, in its discretion, permit a Holder to satisfy any minimum tax withholding obligations arising upon the vesting of Restricted Stock by delivering to the Holder of the Restricted Stock Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of Restricted Stock, the Company shall
(a) calculate the amount of the Company's or an Affiliate's minimum statutory tax withholding obligation on the assumption that all such shares of vested Restricted Stock are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the minimum amount of tax the Company or an Affiliate is obliged to withhold and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the minimum withholding tax due. The Company shall withhold only whole shares of Stock to satisfy its minimum withholding obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the Company's minimum withholding tax obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of its minimum withholding obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 14.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder's right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on Restricted Stock until the Company or an Affiliate has received payment sufficient to cover all minimum tax withholding amounts due with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

     14.4 Written Agreement. Each Award shall be embodied in a written agreement or statement which shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

     14.5 Indemnification of the Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member's duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

     14.6 Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

     14.7 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     14.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

     14.9 Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

     14.10 Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

     14.11 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     14.12 Law Limitations/Governmental Approvals. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     14.13 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

          (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

          (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

     14.14 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

     14.15 Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Stock.

     14.16 Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the TMW Group operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to:

          (a) determine which Affiliates shall be covered by the Plan;

          (b) determine which persons employed outside the United States are eligible to participate in the Plan;

          (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States;

          (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable -- any subplans and modifications to Plan terms and procedures established under this Section 14.16 by the Committee shall be attached to the Plan document as Appendices; and

          (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

     Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

     14.17 No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     14.18 Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

     14.19 Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas.

                                                                      APPENDIX E

                           THE MEN'S WEARHOUSE, INC.

                  1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)

     1. Purpose. This 1992 Non-Employee Director Stock Option Plan (the "Plan") of The Men's Wearhouse, Inc., a Texas corporation (the "Company"), as amended and restated effective January 1, 2004, is adopted, subject to stockholder approval, for the benefit of the directors of the Company who at the time of their service are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

     2. Definitions. The terms set forth below shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning:

          (a) "Award" shall mean, individually or collectively, a grant under the Plan of an Option, Restricted Stock Award or Stock Appreciation Right, in each case subject to the terms and provisions of the Plan.

          (b) "Award Agreement" shall mean an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the committee of the Board of Directors of the Company established, in accordance with the terms of the Plan, to administer the Plan.

          (e) "Fair Market Value" shall have the meaning set forth in Paragraph 6(a).

          (f) "Final Friday" shall mean the last Friday of a Fiscal Year.

          (g) "Fiscal Year" shall mean the fiscal year of the Company.

          (h) "Holder" shall mean a person who has been granted an Award or any person who is entitled to receive Stock (and/or cash in the case of a Stock Appreciation Right) under an Award.

          (i) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          (j) "Option" shall mean the right to purchase Stock at a price and upon terms as set forth in Paragraph 6.

          (k) "Option Price" shall have the meaning set forth in Paragraph 6(a).

          (l) "Restricted Period" shall mean the period during which Restricted Stock is subject to a substantial risk of forfeiture and during which Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, which period shall end on the later of (i) one year after the date on which a Restricted Stock Award was awarded under the Plan, or (ii) such date established by the Committee.

          (m) "Restricted Stock" shall mean those shares of Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms and conditions set forth in the related Award Agreement for that Restricted Stock Award.

          (n) "Restricted Stock Award" shall mean an award of Restricted Stock pursuant to Paragraph 7.

          (o) "Stock" shall mean the Company's Common Stock, $.01 par value (or such other par value as may be designated by act of the Company's stockholders).

          (p) "Stock Appreciation Right" or "SAR" shall mean any stock appreciation right granted pursuant to Paragraph 8.

     3. Administration. The Plan shall be administered by the Committee, the members of which shall consist solely of directors of the Company who are also employees of the Company. For the purposes of the Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or as to the Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. Notwithstanding the above, the selection of Non-Employee Directors to whom Awards are to be granted, the number of shares subject to or utilized in connection with any Award, the exercise price of any Option, the grant price of any SAR, and the term of any Option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.

     4. Dedicated Shares; Maximum Awards. The stock with respect to which Awards may be granted under the Plan shall be shares of the Stock. Shares awarded under the Plan may be treasury shares or authorized but unissued shares. The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 167,500. The aggregate number of shares of Stock with respect to which Options may be granted under the Plan is 167,500. The aggregate number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 83,750. The aggregate number of shares of Stock with respect to which Stock Appreciation Rights may be granted under the Plan is 167,500. The maximum number of shares of Stock with respect to which Options may be granted to a Non-Employee Director during a Fiscal Year is 2,000. The maximum number of shares of Stock with respect to which Restricted Stock Awards may be granted to a Non-Employee Director during a Fiscal Year is 2,000. The maximum number of shares of Stock with respect to which Stock Appreciation Rights may be granted to a Non-Employee Director during a Fiscal Year is 2,000. Each of the foregoing numerical limits stated in this Paragraph 4 shall be subject to adjustment in accordance with the provisions of Paragraph 5. If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award granted under the Plan. If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. If a Stock Appreciation Right is exercised, only the number of shares of Stock actually issued shall be charged against the maximum number of shares of Stock that may be delivered pursuant to Awards under the Plan.

     5. Changes in the Company's Capital Structure.

     (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation for money, services or property, then (i) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (ii) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

     (c) If while unexercised Options or other Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved or
(iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an Award Agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which holders of the Company's Stock will receive one share of the stock of the successor corporation for each share of Stock of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of shares of the successor as the Award was exercisable for shares of Stock of the Company):

          (i) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

          (ii) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

          (iii) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award as the case may be will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

          (iv) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

          (v) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

     In effecting one or more of alternatives in (iii), (iv) or (v) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

     (d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph 5, any outstanding Award and any Award Agreements evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     (e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

     (f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

     6. Stock Options.

     (a) Grant of Options. Subject to the provisions of Paragraph 14 and the availability under the Plan of a sufficient number of shares of Stock that may be issuable upon the exercise of outstanding Options, each person who becomes a Non-Employee Director shall be granted, on the date he or she becomes a director of the Company, an Option under the Plan to purchase 1,000 shares of Stock at a price per share (the "Option Price") equal to the Fair Market Value of the Stock on such date; provided, however, that in lieu of such Option to purchase 1,000 shares of Stock the Committee may grant such Non-Employee Director on the date he or she becomes a director of the Company 1,000 Stock Appreciation Rights at a grant price per share equal to the Fair Market Value of the Stock on such date. In addition, for so long as the Plan is in effect and shares are available for the grant of Options hereunder, each Non-Employee Director who is a director of the Company on a Final Friday shall be granted an Option to purchase 1,000 shares of the Stock at an Option Price equal to the Fair Market Value of the Stock on such Final Friday; provided, however, that in lieu of such Option to purchase 1,000 shares of Stock the Committee may grant such Non-Employee Director 1,000 Stock Appreciation Rights at a grant price per share equal to the Fair Market Value of the Stock on such Final Friday. For purposes of Paragraphs 6(a), 6(d), 7(e) and 8, the fair market value of a share of the Stock ("Fair Market Value") shall be the closing price of a share of Stock on the date in question as reported on the New York Stock Exchange (or other applicable national securities exchange), provided that if no closing price for the Stock was so reported on that date, then the closing price as of the first preceding date for which such prices are reported.

     (b) Duration of Options. Each Option granted under the Plan shall be exercisable for a term of ten years from the date of grant, subject to earlier termination as provided in Paragraph 6(f).

     (c) Amount Exercisable. Each Option may be exercised in whole or in part at any time commencing one year after the grant thereof.

     (d) Exercise of Options. An optionee may exercise such optionee's Option by the delivery of written notice in the manner designated by the Committee stating (i) that such optionee wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which such Option is to be exercised and (iii) the address to which the certificate representing such shares of Stock should be mailed. In order to be effective, such written notice shall be accompanied by (i) payment of the Option Price of such shares of Stock and (ii) payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

     If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors of the Company authorizing the acquisition by the Company of its own shares of Stock for such purpose, then such optionee may deliver to the Company, in payment of the Option Price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such optionee that represent a number of shares of Stock legally and beneficially owned by such optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company of such written notice that is not greater than the Option Price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association (or, in lieu of such certificates, other arrangements for the transfer of such shares to the Company which are satisfactory to the Company) and (y) if the Option Price of the shares of Stock with respect to which such Options are to be exercised exceeds such Fair Market Value, a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess plus the amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option Price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company with such written notice shall be returned to such optionee, together with notice by the Company to such optionee of the refusal of the Committee to accept such shares of Stock. The Company, at its option, upon the request of the optionee, may retain shares of Stock which would otherwise be issued upon exercise of an Option to satisfy any withholding tax liability that may result from the exercise of such Option, which shares shall be valued for such purpose at their then Fair Market Value. If, at the expiration of seven business days after the delivery to such optionee of such written notice from the Company, such optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the optionee to the Company shall be ineffective to exercise such Option.

     As promptly as practicable after the receipt by the Company of (i) such written notice from the optionee, (ii) payment, in the form required by the foregoing provisions of this Paragraph 6(d), of the Option Price of the shares of Stock with respect to which such Option is to be exercised, and (iii) payment, in the form required by the foregoing provisions of this Paragraph 6(d), of an amount necessary to satisfy any withholding tax liability that may result from the exercise of such Option, a certificate representing the number of shares of Stock with respect to which such Option has been so exercised, reduced, to the extent applicable, by the number of shares retained by the Company to pay any required withholding tax, such certificate to be registered in the name of such optionee, shall be delivered to such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

     (e) Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

     (f) Termination. Except as may be otherwise expressly provided herein, each Option, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following:

          (i) On the last day of a one month period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors, for any reason other than the death, disability or retirement of the optionee, during which period the optionee shall be entitled to exercise all Options held by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors which could have been exercised on such date;

          (ii) On the last day within the one year period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors because of permanent disability, during which period the optionee shall be entitled to exercise all Options held by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors because of such disability which could have been exercised on such date;

          (iii) On the last day within the one year period commencing on the date of the optionee's death while serving as a member of the Company's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of his death;

          (iv) On the last day within the one year period commencing on the date the optionee retires from the Board of Directors of the Company in accordance with the Company's retirement policy, during which period the optionee, or the executor or administrator of the optionee's estate or the person or persons to whom such Option shall have been transferred by will or the laws of descent or distribution in the event of the optionee's death within such one year period, as the case may be, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of such retirement; or

          (v) Ten years after the date of grant of such Option.

     (g) No Rights as Stockholder. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     7. Restricted Stock Awards.

     (a) Awards. Subject to the provisions of Paragraph 14 and the availability under the Plan of a sufficient number of shares of Stock that may be issuable as Restricted Stock, for so long as the Plan is in effect and shares are available for the grant of Restricted Stock Awards hereunder, each person who becomes a Non-Employee Director shall be granted, on the date he or she becomes a director of the Company, a Restricted Stock Award for 1,000 shares of the Stock. In addition, for so long as the Plan is in effect and shares are available for the grant of Restricted Stock Awards hereunder, each Non-Employee Director who is a director of the Company on a Final Friday shall be granted effective as of that date a Restricted Stock Award for 1,000 shares of the Stock. The respective terms and conditions of each Restricted Stock Award shall be determined by the terms of the Plan or the Committee, in its sole discretion, to the extent such terms or conditions are not set out in the Plan. No term or condition of a Restricted Stock Award shall be inconsistent with the terms of the Plan.

     (b) Transferability and Rights with Respect to Restricted Stock.

          (i) Except as provided herein, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period. Any attempted sale, assignment, transfer, pledge or encumbrance of Restricted Stock in violation of the Plan shall be void and the Company shall not be bound thereby.

          (ii) During the Restricted Period, certificates representing the Restricted Stock shall be registered in the Holder's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement for the Restricted Stock Award. Such certificates shall be deposited by the Holder with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement. During the Restricted Period the Restricted Stock shall not constitute issued and outstanding shares of Stock for any corporate purposes.

          (iii) Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Restricted Period established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock..

     (c) Vesting of Restricted Stock. Each Restricted Stock Award awarded under the Plan shall vest on the last day of the Restricted Period, provided that the Holder continues to be a member of the Board of Directors of the Company on such date. The Restricted Period for a Restricted Stock Award may not end any earlier than one year after the date on which that Restricted Stock Award was awarded under the Plan, provided, however, that the Committee, in its sole discretion, may establish a later date for the end of the Restricted Period for a Restricted Stock Award under the Plan. If a Non-Employee Director ceases to be a member of the Board of Directors of the Company for any reason before the end of the Restricted Period applicable to a Restricted Stock Award, including due to the death or disability of the Non-Employee Director, the forfeiture restrictions then applicable to the Restricted Stock awarded under the Restricted Stock Award shall not lapse and all the Restricted Stock awarded under the Restricted Stock Award shall be forfeited to the Company.

     (d) Consequence of Vesting. When shares of Restricted Stock become vested, the Restricted Period shall be terminated as to those shares, and, upon satisfaction of the Company's required tax withholding obligation, if any, in the manner specified in Paragraph 7(e), the Company shall deliver to the Holder of the Restricted Stock Award (or his estate, if applicable) a Stock certificate representing those shares.

     (e) Withholding of Taxes. When shares of Restricted Stock become vested, the Holder of the Restricted Stock Award shall pay the Company an amount of money necessary to satisfy the Company's tax withholding obligations, if any, under the Code and applicable state and local laws arising from the vesting of such Restricted Stock.

     8. Stock Appreciation Rights.

     (a) Authority to Grant Stock Appreciation Rights Awards. Subject to the terms and provisions of the Plan, the Committee may grant Stock Appreciation Rights under the Plan to Non-Employee Directors in lieu of Options as set forth in Paragraph 6(a). Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Non-Employee Director and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such

SARs. Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, a cash amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall be 100 percent of the Fair Market Value of one share of the Stock on the date of grant of the SAR.

     (b) Stock Appreciation Right Award Agreement. Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (i) the grant price of the SAR, (ii) the term of the SAR, (iii) the vesting and termination provisions and (iv) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Award Agreement shall set forth terms and conditions for vesting and termination similar to those set forth in Paragraph 6 with respect to Options. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

     (c) Term of Stock Appreciation Rights. The term of a SAR granted under the Plan shall be the same as the term for an Option set forth in Paragraph 6(f).

     (d) Payment of SAR Amount. Upon the exercise of a SAR, a Non-Employee Director shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (i) The excess of the Fair Market Value of a share of the Stock on the date of exercise over the grant price of the SAR by

          (ii) The number of shares of Stock with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     (e) Nontransferability of SARs. Except as otherwise provided in a Holder's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Holder's Award Agreement, all SARs granted to a Non-Employee Director under the Plan shall be exercisable during his or her lifetime only by the Holder, and after that time, by the Holder's heirs or estate. Any attempted assignment of a SAR in violation of this Paragraph 8 shall be null and void.

     (f) No Rights as Stockholder. A Holder of a SAR award, as such, shall have no rights as a stockholder.

     (g) Restrictions on Stock Received. The Committee may impose such conditions and/or restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

     9. Requirements of Law. The Company shall not be required to sell, issue or deliver any shares of Stock under any Award if the sale, issuance or delivery of such shares shall constitute or result in a violation by the Holder of the Award or the Company of any provisions of any law, statute or regulation of any governmental authority. Each Award granted under the Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, that Award shall not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company. If required at any time by the Board of Directors of the Company or the Committee, an Award may not be exercised until the Holder has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended) or any other applicable statute or regulation relating to the registration of securities, upon exercise of any Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder of such Award will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any such proposed transfer complies with applicable law. Any determination on this matter by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

     10. Amendment or Termination of Plan. The Board of Directors of the Company may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors of the Company may not (a) change the aggregate number of shares which may be issued under Awards pursuant to the provisions of the Plan; (b) reduce the Option Price permitted for the Options or the grant price permitted for SARs; or (c) extend the term during which an Option or SAR may be exercised or the termination date of the Plan unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (i) by law, (ii) by the rules and regulations of, or any agreement with, the New York Stock Exchange (or other applicable national securities exchange) or (iii) in order to make available to the Holder with respect to any Award granted under the Plan, the benefits of Rule 16b-3 of the Rules and Regulations under 1934 Act, or any similar or successor rule. In addition the Plan may not be amended more than once every six months with respect to the plan provisions referred to in Rule 16b-3(c)(2)(ii)(A) of the Rules and Regulations under the 1934 Act other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     11. Written Award Agreement. Each Award granted hereunder shall be embodied in a written Award Agreement, which shall be subject to the terms and conditions prescribed herein, and shall be signed by the Holder and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an Award Agreement shall contain such other provisions as the Committee in its discretion shall deem advisable that are not inconsistent with the terms of the Plan. Any provision of an Award Agreement that is inconsistent with the terms of the Plan shall be disregarded and not be given any effect.

     12. Indemnification of the Committee. The Company shall indemnify each past, present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member's duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise. Nothing in this Paragraph 12 shall be construed to limit or otherwise affect any right to indemnification, or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Articles of Incorporation of the Company or otherwise.

     13. Section 83(b) Elections. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

     14. Effective Date of Plan; Cessation of Awards. The Plan shall become effective and shall be deemed to have been adopted on February 24, 1992. No Award shall be granted pursuant to the Plan after February 23, 2012.

                           THE MEN'S WEARHOUSE, INC.

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2004

   The undersigned shareholder of The Men's Wearhouse, Inc. (the "Company") hereby appoints George Zimmer and David Edwab, or either of them, attorneys and proxies of the undersigned, with full power of substitution to vote, as designated below, the number of votes which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company to be held at 2:00 p.m., central daylight time, on Wednesday, June 30, 2004, at The Westin Galleria, 5060 W. Alabama, Houston, Texas, and at any adjournment or adjournments thereof.

1. Election of Directors:

  [ ] FOR all nominees listed, except as indicated to      [ ] WITHHOLD AUTHORITY to vote for election of all
  the contrary below                                      nominees

  Nominees: George Zimmer, David H. Edwab, Rinaldo S. Brutoco, Michael L. Ray,
            Ph.D., Sheldon I. Stein, Kathleen Mason, Deepak Chopra, M.D. and William B. Sechrest.

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON'S NAME IN THE SPACE PROVIDED BELOW.)
--------------------------------------------------------------------------------

2. To consider and act upon a proposal to adopt the Company's 2004 Long-Term Incentive Plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. To consider and act upon a proposal to amend and restate the Company's 1996 Long-Term Incentive Plan (formerly known as the 1996 Stock Option Plan) to add stock appreciation rights, restricted stock and performance based awards to the possible awards which may be granted pursuant to such plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. To consider and act upon a proposal to amend and restate the Company's 1992 Non-Employee Director Stock Option Plan to add stock appreciation rights and restricted stock to the possible awards which may be granted pursuant to such plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                 (Continued, and to be signed on reverse side)

5. Proposal regarding a code of conduct based on the United Nation's International Labor Organization's Standards for Workers Rights.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

6. To consider and act upon a proposal regarding the adoption of a policy of nominating independent directors who, if elected by the shareholders, would constitute two-thirds of the Board of Directors of the Company.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

7. In their discretion, the above-named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

   This Proxy will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN, FOR PROPOSAL 2, 3 AND 4 AND AGAINST PROPOSAL 5 AND 6. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Board of Directors.

                                                              Dated: ___________________________________, 2004

                                                              ________________________________________________

                                                              ________________________________________________
                                                                           Signature of Shareholder

                                                              Your signature should correspond with your name
                                                              as it appears hereon. Joint owners should each
                                                              sign. When signing as attorney, executor,
                                                              administrator, trustee or guardian, please set
                                                              forth your full title as it appears hereon.

                                                                         PLEASE MARK, SIGN, DATE AND
                                                                             RETURN IMMEDIATELY

                           THE MEN'S WEARHOUSE, INC.

                           PROXY VOTING INSTRUCTIONS
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2004

   The Board of Directors of The Men's Wearhouse, Inc. (the "Company") recommends a vote "FOR" each of the nominees listed below, "FOR" Proposals 2, 3 and 4 and "AGAINST" Proposals 5 and 6. Please provide voting instructions by marking your choices below.

1. Election of Directors:

  [ ] FOR all nominees listed, except as indicated to the     [ ] WITHHOLD AUTHORITY to vote for election of all nominees contrary below

    Nominees: George Zimmer, David H. Edwab, Rinaldo S. Brutoco, Michael L. Ray,
              Ph.D., Sheldon I. Stein, Kathleen Mason, Deepak Chopra, M.D. and William B. Sechrest.

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON'S NAME IN THE SPACE PROVIDED BELOW.)
--------------------------------------------------------------------------------

2. To consider and act upon a proposal to adopt the Company's 2004 Long-Term Incentive Plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. To consider and act upon a proposal to amend and restate the Company's 1996 Long-Term Incentive Plan (formerly known as the 1996 Stock Option Plan) to add stock appreciation rights, restricted stock and performance based awards to the possible awards which may be granted pursuant to such plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. To consider and act upon a proposal to amend and restate the Company's 1992 Non-Employee Director Stock Option Plan to add stock appreciation rights and restricted stock to the possible awards which may be granted pursuant to such plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                 (Continued, and to be signed on reverse side)

5. Proposal regarding a code of conduct based on the United Nation's International Labor Organization's Standards for Workers Rights.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

6. To consider and act upon a proposal regarding the adoption of a policy of nominating independent directors who, if elected by the shareholders, would constitute two-thirds of the Board of Directors of the Company.

   The shares allocated to your account in the Company's 401(k) Savings Plan will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSALS 5 AND
6. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Board of Directors.

                                                              Dated: ___________________________________, 2004

                                                              ________________________________________________

                                                              ________________________________________________
                                                                           Signature of Shareholder

                                                              Your signature should correspond with your name
                                                              as it appears hereon. Joint owners should each
                                                              sign. When signing as attorney, executor,
                                                              administrator, trustee or guardian, please set
                                                              forth your full title as it appears hereon.

                                                                         PLEASE MARK, SIGN, DATE AND
                                                                             RETURN IMMEDIATELY

                           THE MEN'S WEARHOUSE, INC.

                           PROXY VOTING INSTRUCTIONS
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2004

    The Board of Directors of The Men's Wearhouse, Inc. (the "Company") recommends a vote "FOR" each of the nominees listed below, "FOR" Proposals 2, 3 and 4 and "AGAINST" Proposals 5 and 6. Please provide voting instructions by marking your choices below.

1. Election of Directors:

   [ ] FOR all nominees listed, except as indicated to the    [ ] WITHHOLD AUTHORITY to vote for election of all nominees contrary below

    Nominees: George Zimmer, David H. Edwab, Rinaldo S. Brutoco, Michael L. Ray,
              Ph.D., Sheldon I. Stein, Kathleen Mason, Deepak Chopra, M.D. and William B. Sechrest.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON'S NAME IN THE SPACE PROVIDED BELOW.)
--------------------------------------------------------------------------------

2. To consider and act upon a proposal to adopt the Company's 2004 Long-Term Incentive Plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. To consider and act upon a proposal to amend and restate the Company's 1996 Long-Term Incentive Plan (formerly known as the 1996 Stock Option Plan) to add stock appreciation rights, restricted stock and performance based awards to the possible awards which may be granted pursuant to such plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. To consider and act upon a proposal to amend and restate the Company's 1992 Non-Employee Director Stock Option Plan to add stock appreciation rights and restricted stock to the possible awards which may be granted pursuant to such plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                 (Continued, and to be signed on reverse side)

5. Proposal regarding a code of conduct based on the United Nation's International Labor Organization's Standards for Workers Rights.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

6. To consider and act upon a proposal regarding the adoption of a policy of nominating independent directors who, if elected by the shareholders, would constitute two-thirds of the Board of Directors of the Company.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The shares allocated to your account in the Company's Employee Stock Plan will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSALS 5 AND 6. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Board of Directors.

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                                                              Dated: ___________________________________, 2004

                                                              ________________________________________________

                                                              ________________________________________________
                                                                           Signature of Shareholder

                                                              Your signature should correspond with your name
                                                              as it appears hereon. Joint owners should each
                                                              sign. When signing as attorney, executor,
                                                              administrator, trustee or guardian, please set
                                                              forth your full title as it appears hereon.

                                                                         PLEASE MARK, SIGN, DATE AND
                                                                             RETURN IMMEDIATELY
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

                           THE MEN'S WEARHOUSE, INC.

                           PROXY VOTING INSTRUCTIONS
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2004

    The Board of Directors of The Men's Wearhouse, Inc. (the "Company") recommends a vote "FOR" each of the nominees listed below, "FOR" Proposals 2, 3 and 4 and "AGAINST" Proposals 5 and 6. Please provide voting instructions by marking your choices below.

1. Election of Directors:

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   [ ] FOR all nominees listed, except as indicated to the    [ ] WITHHOLD AUTHORITY to vote for election of all nominees contrary below
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    Nominees: George Zimmer, David H. Edwab, Rinaldo S. Brutoco, Michael L. Ray,
              Ph.D., Sheldon I. Stein, Kathleen Mason, Deepak Chopra, M.D. and
              William B. Sechrest.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON'S NAME IN THE SPACE PROVIDED BELOW.)
--------------------------------------------------------------------------------

2. To consider and act upon a proposal to adopt the Company's 2004 Long-Term Incentive Plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. To consider and act upon a proposal to amend and restate the Company's 1996 Long-Term Incentive Plan (formerly known as the 1996 Stock Option Plan) to add stock appreciation rights, restricted stock and performance based awards to the possible awards which may be granted pursuant to such plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. To consider and act upon a proposal to amend and restate the Company's 1992 Non-Employee Director Stock Option Plan to add stock appreciation rights and restricted stock to the possible awards which may be granted pursuant to such plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                 (Continued, and to be signed on reverse side)

5. Proposal regarding a code of conduct based on the United Nation's
   International Labor Organization's Standards for Workers Rights.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

6. To consider and act upon a proposal regarding the adoption of a policy of nominating independent directors who, if elected by the shareholders, would constitute two-thirds of the Board of Directors of the Company.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The shares allocated to your account in the Company's Employee Stock
Discount Plan will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES
WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN, FOR PROPOSALS 2, 3 AND 4
AND AGAINST PROPOSALS 5 AND 6. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Board of Directors.

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                                                              Dated: ___________________________________, 2004

                                                              ________________________________________________

                                                              ________________________________________________
                                                                           Signature of Shareholder

                                                              Your signature should correspond with your name
                                                              as it appears hereon. Joint owners should each
                                                              sign. When signing as attorney, executor,
                                                              administrator, trustee or guardian, please set
                                                              forth your full title as it appears hereon.

                                                                         PLEASE MARK, SIGN, DATE AND
                                                                             RETURN IMMEDIATELY